UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

DELAWARE GROUP® INCOME FUND DELAWARE POOLED® TRUST VOYAGEUR MUTUAL FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY MATERIALS

DELAWARE FUNDSSM BY MACQUARIE

Delaware Extended Duration Bond Fund, a series of
Delaware Group® Income Funds
Macquarie Large Cap Value Portfolio, a series of
Macquarie Institutional Portfolios, registered as Delaware Pooled® Trust
Delaware Tax-Free New York Fund, a series of Voyageur Mutual Funds

Dear Shareholder:

I am writing to let you know that a joint special meeting (the “Meeting”) of shareholders of the Delaware Funds by Macquarie funds listed above (each, a “Fund” and collectively, the “Funds”) will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on March 7, 2018, at 3:00 p.m., Eastern time. The purpose of the Meeting is to vote on several important proposals that affect each Fund and your investment in one or more of them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s). This package contains information about the proposals and the materials to use when voting by mail, telephone, or through the Internet.

Please read the enclosed materials and cast your vote on the proxy card(s) or by telephone or via the Internet. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposals have been carefully reviewed by the Boards of Trustees of the Funds, each of which is comprised of the same nine Trustees. The Trustees, all but one of whom is not an “interested person” of Delaware FundsSM by Macquarie, believe these proposals are in the best interests of shareholders. The Trustees recommend that you vote FOR each proposal.

The enclosed overview is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it (them) in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the Web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Computershare Fund Services (“Computershare”), the Funds’ proxy solicitor, at 866 612-5812. Computershare will help you get your vote in quickly. You may also receive a telephone call from Computershare reminding you to vote your shares. Thank you for your participation in this important initiative.

Sincerely,

Shawn K. Lytle
President, Chief Executive Officer, and Trustee

Jan. 31, 2018

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 7, 2018

To the Shareholders of:

Delaware Extended Duration Bond Fund, a series of
Delaware Group® Income Funds
Macquarie Large Cap Value Portfolio, a series of
Macquarie Institutional Portfolios, registered as Delaware Pooled® Trust
Delaware Tax-Free New York Fund, a series of Voyageur Mutual Funds

NOTICE IS HEREBY GIVEN that a joint special meeting (the “Meeting”) of shareholders of the specific series (each, a “Fund” and collectively, the “Funds”) within the open-end registered investment companies listed above (each, a “Trust” and collectively, the “Trusts”) will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on March 7, 2018 at 3:00 p.m., Eastern time. The Meeting is being called to vote on the following proposals:

1.	To approve the implementation of the updated “manager of managers” order for each of the Funds.

2.

To approve sub-advisory agreements between the Delaware Management Company and each of Macquarie Investment Management Europe Limited and Macquarie Investment Management Global Limited for the Delaware Extended Duration Bond Fund, a series of Delaware Group® Income Funds.

3.

To revise the fundamental investment restriction relating to lending for the Macquarie Large Cap Value Equity Portfolio, a series of Delaware Pooled® Trust, and the Delaware Tax-Free New York Fund, a series of Voyageur Mutual Funds.

Shareholders of record of the Funds as of the close of business on Dec. 15, 2017 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card(s) by mail in the enclosed postage-paid envelope provided, or by voting by telephone or over the Internet. Your vote is important.

By order of the Boards of Trustees,

Shawn K. Lytle
President, Chief Executive Officer, and Trustee

Jan. 31, 2018

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed within the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

SHAREHOLDERS WHO HOLD SHARES IN MORE THAN ONE FUND WILL RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

PROXY STATEMENT

BRIEF OVERVIEW	3
PROPOSAL 1: UPDATED MANAGER OF MANAGERS RELIEF	6
PROPOSAL 2: TO APPROVE SUB-ADVISORY AGREEMENTS (DELAWARE EXTENDED DURATION BOND FUND ONLY)	9
PROPOSAL 3: AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO LENDING (MACQUARIE LARGE CAP VALUE PORTFOLIO AND DELAWARE TAX-FREE NEW YORK FUND ONLY)	13
VOTING INFORMATION	15
How will shareholder voting be handled?	15
How do I ensure my vote is accurately recorded?	15
May I revoke my proxy?	16
What other matters will be voted upon at the Meeting?	16
Who is entitled to vote?	16
What is the Quorum requirement?	16
What is the required vote for each Proposal?	16
Who will pay the expenses of the Meeting?	17
What other solicitations will be made?	17
Why did my household receive only one copy of this Proxy Statement?	18
How do I submit a shareholder proposal for inclusion in a Trust’s proxy statement for a future shareholder meeting?	18
How may I communicate with the Boards?	19
MORE INFORMATION ABOUT THE FUNDS	19
PRINCIPAL HOLDERS OF SHARES	21
APPENDICES TO PROXY STATEMENT	22
APPENDIX A – FORM OF SUB-ADVISORY AGREEMENT BETWEEN DMC AND MIMEL	23
APPENDIX B – FORM OF SUB-ADVISORY AGREEMENT BETWEEN DMC AND MIMGL	41
APPENDIX C – NUMBER OF SHARES OF EACH FUND OUTSTANDING	59
APPENDIX D — 5% SHARE OWNERSHIP	60
FORM OF PROXY CARD	66

i

DELAWARE FUNDSSM BY MACQUARIE

JOINT PROXY STATEMENT
DATED JAN. 31, 2018

Delaware Extended Duration Bond Fund, a series of
Delaware Group® Income Funds
Macquarie Large Cap Value Portfolio, a series of
Macquarie Institutional Portfolios, registered as Delaware Pooled® Trust
Delaware Tax-Free New York Fund, a series of Voyageur Mutual Funds

This joint proxy statement (the “Proxy Statement”) solicits proxies to be voted at a joint special meeting of shareholders (the “Meeting”) of the specific series (each, a “Fund” and collectively, the “Funds”) within the registered open-end management investment companies listed above (each, a “Trust” and collectively, the “Trusts”), each of which is issuing proxy solicitation materials. The Meeting was called by the Boards of Trustees of the Trusts (each, a “Board” and collectively, the “Boards”) to vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”), each of which is described more fully below:

Proposal		Who votes on the Proposal?
1.	To approve the implementation of the updated “manager of managers” order.	Shareholders of each Fund, voting separately from shareholders of each other Fund.

2.	To approve sub-advisory agreements.	Shareholders of the Delaware Extended Duration Bond Fund, a series of Delaware Group® Income Funds.

3.	To revise the fundamental investment restriction relating to lending.

Shareholders of the Macquarie Large Cap Value Portfolio, a series of Delaware Pooled® Trust, and the Delaware Tax-Free New York Fund, a series of Voyageur Mutual Funds, each voting separately from shareholders of the other Fund.

The principal offices of the Trusts are located at 2005 Market Street, Philadelphia, Pennsylvania 19103. You can reach the offices of the Trusts by telephone by calling 800 523-1918. Each Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Meeting will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on March 7, 2018 at 3:00 p.m., Eastern time. Only Fund shareholders will be admitted to the Meeting. The Boards, on behalf of each Fund, are soliciting these proxies. This Proxy Statement is first being sent to shareholders on or about Feb. 6, 2018.

This Proxy Statement gives you information about the Trustees, the Proposals, and other matters that you should know before voting. The Board of each Trust has determined that the joint use of this Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of all of the Funds.

Each Fund’s annual report to shareholders is sent to shareholders of record following the Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its most recent annual report and most recent succeeding semiannual report, if any, to a shareholder upon request. Such requests should be directed to a Fund by calling 800 523-1918 or by writing to the Fund at Attention: Shareholder Services, P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service. Each Fund’s most recent annual report and most recent succeeding semiannual report, if any, are also available free of charge through the Funds’ Web site at delawarefunds.com (for Delaware Extended Duration Bond Fund and Delaware Tax-Free New York Fund) and macquarieim.com (for Macquarie Large Cap Value Portfolio).

Two or more shareholders of a Fund who share an address might receive only one annual report or Proxy Statement, unless the Fund has received instructions to the contrary. Each Fund will promptly send a separate copy of such documents to any shareholder upon request. To request a separate copy of an annual report or the Proxy Statement, shareholders should contact their Fund at the address and phone number set forth above.

BRIEF OVERVIEW

Important information to help you understand the Proposals.

Below is a brief overview of the Proposals to be voted upon. The Proposals are described in greater detail later in the Proxy Statement. Your vote is important, no matter how large or small your holdings may be.

What Proposals am I being asked to vote on?

You are being asked to vote on the following Proposals:

1.

To approve the implementation of the updated “manager of managers” order (for Delaware Extended Duration Bond Fund, Macquarie Large Cap Value Portfolio, and Delaware Tax-Free New York Fund shareholders).

2.	To approve sub-advisory agreements (for Delaware Extended Duration Bond Fund shareholders only).

3.	To revise the fundamental investment restriction relating to lending (for Macquarie Large Cap Value Portfolio and Delaware Tax-Free New York Fund shareholders only).

The approval of any of the Proposals by any one Fund is not contingent on any other approval.

Has each Board approved the Proposals?

Yes. The Board of Trustees of each Trust has unanimously approved the relevant Proposals, and recommends that you vote to approve those that apply to your Fund.

Proposal 1: To approve the implementation of the updated “manager of managers” order.

What is Proposal 1?

Proposal 1 relates to a type of exemptive relief granted by the U.S. Securities and Exchange Commission, known as a “manager of managers” order that allows funds to hire sub-advisors and to make certain material changes to sub-advisory agreements without shareholder approval. Under this structure, an investment advisor has the ultimate responsibility, subject to oversight by the board of trustees, for overseeing funds’ sub-advisors and recommending to the board of trustees their hiring, termination, or replacement.

The Funds, along with the other funds in the Delaware FundsSM by Macquarie complex and other related funds managed by the same investment advisor: (1) were previously granted a manager of managers order that allows them to hire unaffiliated sub-advisors and to make material amendments to the related sub-advisory contracts (the “Current MOM Order”); and (2) then were subsequently granted an updated manager of managers order permitting them to hire both affiliated and unaffiliated sub-advisors, and to make material amendments to the related sub-advisory contracts, without shareholder approval (the “Updated MOM Order”). The Updated MOM Order was approved by shareholders of the other funds within Delaware FundsSM by Macquarie in 2015. Shareholders of the Funds also considered, but did not ultimately approve, the Updated MOM Order in 2015. At the present time, the Funds may rely on the Current MOM Order, but are not able to use the expanded relief granted by the Updated MOM Order. It is proposed that shareholders approve the Updated MOM Order so that the Funds may have the same capabilities as other funds within the Delaware FundsSM by Macquarie complex, and be able to hire both affiliated and unaffiliated sub-advisors and to make material amendments to the related sub-advisory contracts.

Why should shareholders approve this Proposal?

Proxy solicitations can be a long and costly process for funds and without this exemptive relief, shareholder approval is required in order to hire a new sub-advisor that is affiliated with the Funds’ investment advisor or to change certain material terms of a related sub-advisory agreement. If the Funds could rely on the Updated MOM Order that includes affiliated sub-advisors, it would permit the Funds’ investment advisor to recommend and hire a broader universe of sub-advisors in a cost-effective and timely manner, which the Boards believe would benefit the Funds and their shareholders, and avoid costs relating to the appointment of affiliated sub-advisors, such as proposed in Proposal 2. Moreover, approval of this Proposal would permit consistent administration of the Delaware FundsSM by Macquarie and enable the Funds’ investment advisor, Delaware Management Company (“DMC” or the “Manager”), to leverage resources within Macquarie Investment Management to support its management of the Funds. If shareholders do not approve the Proposal, the Funds will continue to rely upon the Current MOM Order, as needed.

Proposal 2: To approve new sub-advisory agreements.

What is Proposal 2?

Proposal 2 is only for shareholders of Delaware Extended Duration Bond Fund. For the Delaware Extended Duration Bond Fund, the Fund’s investment advisor, DMC, seeks to collaborate with Macquarie Investment Management Europe Limited (“MIMEL”) and Macquarie Investment Management Global Limited (“MIMGL”) on its management of the Fund, and requires shareholder approval to do so. Under the proposed arrangement, MIMEL and MIMGL will provide investment advice and recommendations, including with respect to specific securities, for consideration and evaluation by the Fund’s portfolio managers. DMC will continue to serve as the Fund’s investment advisor, and DMC’s current portfolio managers would continue to have ultimate portfolio management discretion over the Fund. The Fund’s investment process will not change, and the Manager is not proposing any changes to the Fund’s fees, investment objectives, policies, or limitations in connection with this Proposal.

Why should shareholders approve this Proposal?

The addition of MIMEL and MIMGL as sub-advisors for the Delaware Extended Duration Bond Fund will enable DMC to utilize the investment expertise and experience of its affiliates located in London and Sydney to provide more comprehensive investment resources to support the Fund’s investment process. The additional advisory services provided by MIMEL and MIMGL will enhance DMC’s investment process and provide additional resources not currently accessed by the Fund, which the Board believes would benefit the Fund and its shareholders. If shareholders do not approve this Proposal, the Board will meet with DMC to review what further action should be taken.

Proposal 3: To revise the fundamental investment restriction relating to lending.

What is Proposal 3?

Proposal 3 is for shareholders of Macquarie Large Cap Value Portfolio and Delaware Tax-Free New York Fund. Macquarie Large Cap Value Portfolio and Delaware Tax-Free New York Fund each have a fundamental investment restriction related to making loans which is more limited in scope than what is required by federal securities laws. As a result, the restriction prohibits certain lending activities that are otherwise permissible for the funds, including interfund borrowing and lending. Proposal 3 provides for the revision of the restriction related to loans to expand the scope of lending activities in which the funds could engage. Shareholders of Macquarie Large Cap Value Portfolio and Delaware Tax-Free New York Fund considered, but did not approve, the same revised fundamental investment restriction related to lending in 2015. However, this revised investment restriction was approved by shareholders of the other funds in the Delaware FundsSM by Macquarie complex in 2015. It is proposed that shareholders approve the revised restriction so that Macquarie Large Cap Value Portfolio and Delaware Tax-Free New York Fund may have the same capabilities as other funds within the complex.

Why should shareholders approve this Proposal?

The proposed changes to Macquarie Large Cap Value Portfolio’s and Delaware Tax-Free New York Fund’s fundamental investment restriction related to loans would enable the funds to accommodate industry and market developments and provide them with additional liquidity resources. If shareholders do not approve this Proposal, no changes are anticipated for the funds.

PROPOSAL 1: UPDATED MANAGER OF MANAGERS RELIEF

(Delaware Extended Duration Bond Fund,
Macquarie Large Cap Value Equity Portfolio, and Delaware Tax-Free
New York Fund)

Proposal 1 applies to all three Funds and relates to a type of exemptive relief granted by the U.S. Securities and Exchange Commission (“SEC”), known as a “manager of managers” order, which allows funds to hire sub-advisors and to make certain material changes to sub-advisory agreements without shareholder approval. Under this structure, an investment advisor has the ultimate responsibility, subject to oversight by the board of trustees, for overseeing funds’ sub-advisors and recommending to the board of trustees their hiring, termination, or replacement. Proxy solicitations can be a long and costly process for funds and without this exemptive relief, shareholder approval is required to hire a new sub-advisor or to change certain material terms of an existing sub-advisory agreement.

In general, the exemptive relief provided by a manager of managers order enables funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. In addition, should a fund have a poorly performing sub-advisor or one whose management team has left or is going through a change of control, the investment advisor and board of trustees have the ability to replace the sub-advisor quickly under the terms of the manager of managers order, helping to mitigate any detrimental impact to the fund.

Generally, under the terms of manager of managers orders, the investment advisor may hire a sub-advisor subject to board approval, without a shareholder vote. The order requires that whenever a sub-advisor change or a material change to a sub-advisory agreement is proposed for a fund with an affiliated sub-advisor, the board of trustees, including a majority of the independent trustees, will make a separate finding, reflected in the board minutes, that such change is in the best interests of the fund and its shareholders, and does not involve a conflict of interest from which the investment advisor or the affiliated sub-advisor derives an inappropriate advantage. By means of an information statement, shareholders are fully informed of any sub-advisor changes and can make an informed decision about the merits of such sub-advisor when determining whether to continue investing in a fund. The investment advisor has ultimate responsibility, subject to oversight by the board, for overseeing a fund’s sub-advisors and recommending to the board their hiring, termination, or replacement.

In 2005, Delaware FundsSM by Macquarie conducted a complex-wide shareholder meeting at which shareholders for the Funds approved the use of the Current Manager of Managers Order and the related multi-manager structure. This multi-manager structure approval related to the hiring of both unaffiliated and affiliated sub-advisors.

In 2006, the SEC granted the Current MOM Order that permits DMC, with the approval of the Board, to appoint and replace unaffiliated sub-advisors for the Funds and other affiliated funds, enter into sub-advisory agreements with such entities, and materially amend and terminate such sub-advisory agreements on behalf of the funds. The Current MOM Order does not apply to sub-advisors that are affiliated with DMC.

In recent years, the SEC has granted other fund complexes manager of managers orders which allow an advisor to appoint and replace both unaffiliated sub-advisors and wholly owned subsidiaries of the advisor or its parent company without seeking shareholder approval. In 2015, Delaware FundsSM by Macquarie conducted a complex-wide shareholder meeting at which shareholders for all the funds except Delaware Extended Duration Bond Fund, Macquarie Large Cap Value Portfolio, and Delaware Tax-Free New York Fund approved the use of the Updated MOM Order permitting the hiring of both unaffiliated and affiliated sub-advisors. The Funds’ shareholders did not approve the use of the Updated MOM Order.

In 2016, the SEC granted DMC and Delaware FundsSM by Macquarie the Updated MOM Order that permits DMC, with the approval of the Board, to appoint and replace affiliated and unaffiliated sub-advisors for the funds, enter into sub-advisory agreements with such entities, and materially amend and terminate such sub-advisory agreements on behalf of the funds. A condition of the Updated MOM Order is that shareholders approve a fund’s ability to operate under it. The Funds are the only funds within the Delaware FundsSM by Macquarie complex that do not have the ability to rely on the Updated MOM Order.

It is proposed that shareholders approve the Updated MOM Order so that the Funds may have the same capabilities as other funds within the complex, and be able to hire both affiliated and unaffiliated sub-advisors and to make material amendments to the related sub-advisory contracts. With the exception of the ability to hire affiliated sub-advisors, the Current MOM Order and the Updated MOM Order are materially similar in terms of the conditions contained therein.

Macquarie Group Limited’s acquisition of Macquarie Investment Management’s predecessor firm, Delaware Investments, in 2010 expanded the number of DMC affiliates that are investment managers which may be able to provide services to the Funds. The ability to hire these affiliated sub-advisors without the need for shareholder approval would benefit the Funds by providing them with efficient and timely access to asset managers from within the broader Macquarie organization, which can provide local market insight and real time coverage from their locations around the world. As reflected in Proposal 2, DMC is seeking to utilize affiliated sub-advisors to support its investment strategy for the Delaware Extended Duration Bond Fund. In the future, there may be other opportunities for a Fund to hire a sub-advisor that is an affiliate of DMC. Approving the Updated MOM Order that extends to affiliated sub-advisors would permit DMC to recommend and hire a broader universe of sub-advisors in a cost-effective and timely manner, which the Boards believe would benefit the Funds and their shareholders.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF
EACH TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
PROPOSAL 1.

PROPOSAL 2: TO APPROVE SUB-ADVISORY AGREEMENTS

(Delaware Extended Duration Bond Fund ONLY)

Proposal 2 relates solely to shareholders of Delaware Extended Duration Bond Fund. For the Delaware Extended Duration Bond Fund, the Fund’s investment advisor, DMC, seeks to collaborate with its affiliates, Macquarie Investment Management Europe Limited (“MIMEL”) and Macquarie Investment Management Global Limited (“MIMGL”), each, a registered investment advisor with the SEC, on its management of the Fund by seeking investment recommendations, discussing strategy and obtaining investment ideas on a regular basis. As noted above, under the Proposal, DMC will continue to serve as the Fund’s investment advisor, and DMC’s current portfolio managers will continue to have ultimate portfolio management discretion over the Funds. MIMEL, DMC’s U.K. domiciled affiliate, and MIMGL, DMC’s Australian domiciled affiliate, will provide investment advice and recommendations, including with respect to specific securities, for consideration and evaluation by DMC’s portfolio managers. The Fund’s investment objectives, policies and limitations will not change in connection with this Proposal. DMC will retain portfolio management responsibilities for the Fund consistent with current practice and its current investment process will not change.

Factors relating to the Board’s approval of MIMEL and MIMGL to serve as sub-advisors to the Fund

Following is a discussion of the factors considered by the Board in approving the sub-advisory contracts between DMC, MIMEL and MIMGL. In evaluating the proposed sub-advisory agreements, the Board, including a majority of the independent trustees, made a separate finding, reflected in the Board minutes, that the sub-advisory agreements are in the best interests of the Fund and its shareholders, and do not involve a conflict of interest from which any of DMC, MIMEL or MIMGL derives an inappropriate advantage.

Nature, extent and quality of services to be provided under the proposed Sub-Advisory Agreements

Macquarie Group has investment capabilities located around the world in multiple jurisdictions. DMC’s fixed income team has been collaborating with MIMEL and MIMGL for the past seven years, sharing high level investment insights on a regular basis with MIMEL and MIMGL personnel. DMC, MIMEL and MIMGL desire to function as a single fixed income investment team and expand the scope of their collaboration to enable personnel located in the different locations to share specific investment recommendations and client information. Accordingly, DMC seeks to appoint MIMEL and MIMGL as sub-advisors to the Fund. Appointing MIMEL and MIMGL as sub-advisors to the Fund will enable DMC to share Fund-specific information with MIMEL and MIMGL and to receive their specific research recommendations in order to enhance the investment advisory services DMC provides to the Fund. Moreover, the appointment of MIMEL and MIMGL facilitates real-time access to local markets across the three major time zones (Asia, Europe, Americas) as well as collaboration on all major fixed income asset classes currently managed in all three locations. The Board believes that this global coverage will be beneficial for the Fund, as it translates into potentially more resources and diversity of viewpoints that could assist in the management of the Fund.

About MIMEL and MIMGL

Like DMC, both MIMEL and MIMGL are investment advisory entities within Macquarie Investment Management (“MIM”), which is a division of Macquarie Asset Management (“MAM”). MAM is Macquarie Group’s funds management business. MAM is a full-service asset manager, offering a diverse range of capabilities and products including infrastructure and real asset management, securities investment management and structured access to funds, equity-based products and alternative assets.

MIM is a division of MAM and offers securities investment management capabilities across a number of asset classes including fixed interest, currencies, equities, infrastructure securities, private markets, hedge funds and multi-asset allocation solutions. MIM delivers a full-service offering to both institutional and retail clients in Australia and the U.S. with selective offerings in other regions.

1.	MIMEL
MIMEL is a U.K. incorporated entity authorized and regulated by the Financial Conduct Authority and the SEC. The Macquarie Investment Management Fixed Income (MFI) team located in the U.K. forms part of MIMEL. The team includes three portfolio managers with responsibility, in conjunction with team members in other locations, for the day to day management of Macquarie’s global bond assets totaling AUD$687 million in assets as of Dec. 31, 2017.

2.	MIMGL
MIMGL is an Australian incorporated entity with an Australian Financial Services License and is registered with the SEC.

MIMGL provides investment advisory services for mandates managed across a range of asset classes. Macquarie Fixed Income (MFI) forms part of MIMGL and is the team responsible for managing cash, fixed income, currency and derivatives mandates. The MFI team has been managing fixed income assets since 1980, launching Australia’s first cash management trust. MFI now manages approximately AUD$53.8 billion as of Dec. 31, 2017 across cash, credit, fixed interest, and currency for a range of Australian and international clients.

Benefits of the Proposed Sub-Advisory Agreements

The Board considered the following benefits in approving the sub-advisory agreements:

●

the fixed income teams within MIMEL and MIMGL have developed effective global research resources which have assisted them with generating a strong track record and delivering attractive risk-adjusted outcomes for their clients in their global credit and income based strategies. Utilizing the investment expertise and experience of DMC’s affiliates located in London and Sydney will provide DMC with more comprehensive investment resources to use in its management of the Fund.

●

potential to attract additional assets in the Fund. Many of the Fund’s competitors have access to ex-U.S. affiliates in connection with their management of similar strategies. Access to its ex-U.S. affiliates may assist DMC with attracting assets and make the Fund more competitive. Operating as part of a global investment team will provide DMC with 24 hour coverage of global markets and enhance its investment process.

●

as MIM’s Fixed Income Group becomes a single global team, it will manage all fixed income products across the three locations in a consistent manner and have greater access to information in real time worldwide.

The costs of the services to be provided

The proposed sub-advisory agreements do not provide for DMC or the Fund to pay for the services of MIMEL or MIMGL. The fees to be charged under the sub-advisory agreements are set at zero (0). If and when DMC desires to utilize additional services from MIMEL and MIMGL, such as discretionary portfolio management and trading, DMC will seek approval from the Fund’s Board for any sub-advisory fees to be charged. Sub-advisory fees will not be paid from Fund assets but will be paid for by DMC, so there will be no increase in Fund expenses for shareholders even in the event fees are charged in the future.

With no fees to be charged under the proposed sub-advisory agreements, the Board recognized that the Fund may benefit from the additional investment resources with no associated costs. Because no fees will be charged, no profits are to be realized by MIMEL and MIMGL from their relationship with the Fund, and comparisons of the fees and services to be provided under the contract as well as economies of scale are not relevant.

Regulatory requirements

Under the 1940 Act, the definition of “investment adviser” is broad and encompasses the types of services anticipated to be provided by MIMEL and MIMGL. Because MIMEL and MIMGL will be considered to be investment advisors, section 15 of the 1940 Act requires that DMC enter into sub-advisory agreements with those entities on behalf of the Fund. The 1940 Act requires that the Fund’s shareholders approve the proposed sub-advisory agreements with MIMEL and MIMGL before the Trust enters into such agreements. However, the Trust may not be required to seek shareholder approval of the Fund’s sub-advisory agreements in the future if Proposal 1 is approved. If Proposal 1 is approved, DMC would be permitted to enter into sub-advisory agreements with affiliated sub-advisors approved by the Board, subject to certain conditions, but without the requirement of seeking shareholder approval.

If shareholders approve Proposal 2, MIMEL and MIMGL would begin providing services to the Fund as soon as the first quarter of 2018, following updates to the Fund’s prospectus.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF DELAWARE
EXTENDED DURATION BOND FUND UNANIMOUSLY RECOMMENDS
THAT YOU VOTE FOR PROPOSAL 2.

PROPOSAL 3: AMENDMENT OF FUNDAMENTAL INVESTMENT
RESTRICTION RELATING TO LENDING

(Macquarie Large Cap Value Portfolio and
Delaware Tax-Free New York Fund ONLY)

This Proposal relates solely to shareholders of Macquarie Large Cap Value Portfolio and Delaware Tax-Free New York Fund. Macquarie Large Cap Value Portfolio and Delaware Tax-Free New York Fund each have a fundamental investment restriction related to making loans. The current restrictions related to loans are more limited in scope than what is required by the 1940 Act, and in their current form, the restrictions prohibit certain lending activities that are otherwise permissible for the funds, including interfund borrowing and lending (which would in addition require seeking exemptive relief from the SEC). The proposed changes to the restriction related to loans expand the scope of lending activities that Macquarie Large Cap Value Portfolio and Delaware Tax-Free New York Fund could engage in, enabling the funds to accommodate industry and market developments, as well as providing additional liquidity resources.

Under the 1940 Act, fundamental investment restrictions may only be changed with shareholder approval. The proposed changes to the fundamental investment restriction related to lending are shown below:

Current Language	Proposed Language

Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except as the Investment Company Act of 1940, as amended (“1940 Act”), any rule or order thereunder, or Securities and Exchange Commission (“SEC”) staff interpretation thereof, may permit. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

DMC’s ability to manage a fund’s assets in a changing investment environment may be enhanced by modifying and modernizing unnecessarily restrictive or outdated fundamental investment restrictions. The proposed changes to the fundamental investment restriction related to loans will provide greater investment management flexibility to respond to market, industry, regulatory, or technical innovations.

In addition, the proposed changes to the restriction would permit Macquarie Large Cap Value Portfolio and Delaware Tax-Free New York Fund to engage in interfund lending, subject to SEC approval of a potential exemptive application at some time in the future. Interfund lending would allow one Delaware Fund to temporarily lend cash to another Delaware Fund, subject to certain requirements. An interfund borrowing and lending program may provide the opportunity for a borrowing fund to pay a lower interest rate than would be typically available from a bank, and a lending fund to receive an interest rate higher than what could be expected typically from investing cash in short term instruments for cash management purposes. Interfund lending could provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. For example, interfund lending could provide a borrowing fund with significant savings at a time when the cash position of the borrowing fund is insufficient to meet temporary cash requirements in situations where shareholder redemptions exceed expected volumes and a fund has insufficient cash on hand to satisfy such redemptions.

In 2015, Delaware FundsSM by Macquarie conducted a complex-wide shareholder meeting at which shareholders for all the funds except Macquarie Large Cap Value Portfolio and Delaware Tax-Free New York Fund approved the proposed changes to the restriction to permit interfund borrowing and lending. DMC has not pursued SEC approval of an exemptive application, but the Boards believe that it will benefit Macquarie Large Cap Value Portfolio and Delaware Tax-Free New York Fund to provide for consistent authority across the Delaware FundsSM by Macquarie complex. Such consistency is anticipated to provide operational and compliance benefits for the funds and could also be beneficial in future transactions, such as mergers between funds within the complex.

If Macquarie Large Cap Value Portfolio and Delaware Tax-Free New York Fund receive shareholder approval to amend the fundamental investment restriction, as well as exemptive relief from the SEC, the funds may revise their existing credit facility with a consortium of banks for the credit line to allow for interfund lending.

FOR THE REASONS DISCUSSED ABOVE, THE BOARDS OF
MACQUARIE LARGE CAP VALUE PORTFOLIO AND DELAWARE
TAX-FREE NEW YORK FUND UNANIMOUSLY RECOMMEND THAT YOU
VOTE FOR PROPOSAL 3.

VOTING INFORMATION

How will shareholder voting be handled?

Only shareholders of record of the Funds at the close of business on Dec. 15, 2017 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting on the matters described in this Proxy Statement. Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve a Proposal for a Fund are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned for that Fund or for that Proposal, and the Fund may also call the vote on some Proposals but adjourn with regard to other Proposals, to permit further solicitations of proxies. The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposals) that properly come before the Meeting. A majority of the votes cast by shareholders of a Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum for the Fund) may adjourn the Meeting with respect to that Fund. The Meeting may also be adjourned by the Chairperson of the Meeting.

Abstentions will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions are considered as shares present at the Meeting but are not considered votes cast. As a result, abstentions will have the same effect as a vote “Against” the Proposals.

How do I ensure my vote is accurately recorded?

You may attend the Meeting and vote in person. You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet. If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting in accordance with your voting instructions by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you sign and date the proxy card but give no voting instructions, your shares will be voted for the Proposals. Your proxies will also be voted in the discretion of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment or postponement of the Meeting, although management of the Funds does not expect any such matters to come before the Meeting. If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you must obtain a legal proxy from the broker of record and present it at the Meeting.

May I revoke my proxy?

You may revoke your proxy at any time for a Fund before it is voted by sending a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy. If you wish to vote in person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

What other matters will be voted upon at the Meeting?

The Boards do not intend to bring any matters before the Meeting other than as described in this Proxy Statement. Because the Meeting is a special meeting, the Boards do not anticipate that any other matters will be brought before the Meeting by others. However, if any other matter legally comes before the Meeting, proxies will be voted in the discretion of the persons appointed as proxies.

Who is entitled to vote?

Only shareholders of record on the Record Date will be entitled to vote at the Meeting on the matters described in this Proxy Statement. The table in Appendix C shows as of Dec. 31, 2017, as to each of the Funds, the number of shares outstanding.

What is the Quorum requirement?

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting. A Quorum for a particular Fund means one-third (33⅓%) of the shares of that Fund that are entitled to vote at the Meeting, present in person or represented by proxy.

What is the required vote for each Proposal?

Provided that Quorum requirements have been satisfied for a Trust, to become effective with respect to a particular Fund in that Trust, each of the Proposals must be approved by a 1940 Act Majority vote of the outstanding voting securities of the Fund.

A “1940 Act Majority” of the outstanding voting securities of a Fund means the lesser of (i) 67% or more of the voting securities of the Fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

The approval of the Proposals for a Fund are not contingent on the approval of any other Proposals. If Proposal 1 is not approved by shareholders of a Fund, DMC will continue to rely on the Current MOM Order, as needed. If Proposal 2 is not approved by shareholders of Delaware Extended Duration Bond Fund, the Board will meet with DMC to review what further action should be taken. If Proposal 3 is not approved by shareholders of Macquarie Large Cap Value Portfolio or Delaware Tax-Free New York Fund, the current fundamental investment limitation regarding making loans will remain in effect for that fund.

Who will pay the expenses of the Meeting?

For Proposals 1 and 2, DMC will pay the cost of the proxy preparation, mailing and solicitation. For Proposal 3, Macquarie Large Cap Value Portfolio and Delaware Tax-Free New York Fund will each bear its proportionate cost of the proxy preparation, mailing and solicitation, and costs will be generally allocated equally across the two funds.

The Funds have engaged Computershare Fund Services (“Computershare”) to solicit proxies from brokers, banks, other institutional holders and individual shareholders for all three Proposals. The proxy solicitation costs for Proposal 3 are anticipated to be approximately $45,000. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes. The agreement with Computershare provides that Computershare shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.

What other solicitations will be made?

In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Funds will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.

In addition to solicitations by mail, officers and employees of the Trusts, DMC, and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Funds expect that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

As the Meeting date approaches, you may receive a telephone call from a representative of Computershare if your votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited matches the information previously provided to Computershare, then the Computershare representative has the responsibility to explain the voting process, read the Proposals listed on the proxy card, and ask for the shareholder’s instructions on the Proposals. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Why did my household receive only one copy of this Proxy Statement?

Unless you have instructed the Funds not to do so, only one copy of this Proxy Statement will be mailed to multiple Fund shareholders sharing an address (a “Household”), even if more than one shareholder in a Household is a Fund shareholder of record. If you need additional copies of this Proxy Statement, if you do not want the mailing of proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for the Household, please contact your participating broker/dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds by regular mail to Attention: Shareholder Services, P.O. Box 9876, Providence, RI 02940-8076, by overnight courier service to 4400 Computer Drive, Westborough, MA 01581-1722, or by calling toll-free 800 523-1918.

How do I submit a shareholder proposal for inclusion in a Trust’s proxy statement for a future shareholder meeting?

The governing instruments of the Trusts do not require that the Funds hold annual meetings of shareholders. Each Fund is, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements or of a change in the fundamental investment policies, objectives or restrictions of the Fund. Each Trust also would be required to hold a shareholder meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trusts’ governing instruments generally provide that a shareholder meeting may be called by a majority of the Trustees, the Chair of the Board, or the President of the Trust.

Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to that Fund a reasonable time before the Board’s solicitation relating to that meeting is to be made. Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by that Fund within a reasonable period of time before the Board’s solicitation relating to that meeting is made. Written proposals with regard to a Fund should be sent to the Secretary of the Trusts, David F. Connor, at the address of the Funds given above.

How may I communicate with the Boards?

Shareholders who wish to communicate to the Boards may address correspondence to Thomas L. Bennett, Board Chair, c/o the applicable Trust at 2005 Market Street, Philadelphia, Pennsylvania, 19103. Shareholders may also send correspondence to any individual Trustee, c/o the applicable Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103. Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

MORE INFORMATION ABOUT THE FUNDS

Transfer Agency Services. Delaware Investments Fund Services Company (“DIFSC”), an affiliate of DMC, located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Funds’ shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement. The Transfer Agent is paid a fee by the Funds for providing these services consisting of an asset-based fee and certain out-of-pocket expenses. The Transfer Agent will bill, and the Funds will pay, such compensation monthly. Omnibus and networking fees charged by financial intermediaries and subtransfer agency fees are passed on to and paid directly by the Funds. The Transfer Agent’s compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”), 480 Washington Boulevard, Jersey City, NJ 07310, provides subtransfer agency services to the Funds. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Funds or payment of redemptions. The proceeds of this investment program are used to offset the Funds’ transfer agency expenses.

Fund Accountants. The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ NAVs and providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.

DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DIFSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DIFSC under the service agreements described above will be allocated among all funds in the Delaware Funds by Macquarie on a relative NAV basis.

Distribution Services. Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Funds’ shares. The Distributor is an affiliate of DMC. The Distributor has agreed to use its best efforts to sell shares of the Funds. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust.

No Fund paid any brokerage commissions for portfolio securities to any broker that is an affiliate (or an affiliate of an affiliate) of the Funds, DMC, DDLP, or DIFSC during the Fund’s most recently completed fiscal year.

PRINCIPAL HOLDERS OF SHARES

As of Dec. 31, 2017, the officers and Trustees of the Trusts, as a group, owned less than 1% of the outstanding voting shares of each Fund.

To the best knowledge of the Trusts, as of Dec. 31, 2017, no person, except as set forth in Appendix D, owned of record 5% or more of the outstanding shares of any Fund. Except as noted in Appendix D, the Trusts have no knowledge of beneficial ownership of 5% or more of the outstanding shares of any class of any Fund.

APPENDICES TO
PROXY STATEMENT

APPENDIX A – FORM OF PROPOSED SUB-ADVISORY AGREEMENT BETWEEN DMC AND MIMEL

APPENDIX B – FORM OF PROPOSED SUB-ADVISORY AGREEMENT BETWEEN DMC AND MIMGL

APPENDIX C – NUMBER OF SHARES OF EACH FUND OUTSTANDING

APPENDIX D — 5% SHARE OWNERSHIP

APPENDIX A – FORM OF SUB-ADVISORY AGREEMENT BETWEEN
DMC AND MIMEL

AGREEMENT made by and between DELAWARE MANAGEMENT COMPANY, a series of Macquarie Investment Management Business Trust, a Delaware statutory trust (the “Investment Manager”), and MACQUARIE INVESTMENT MANAGEMENT EUROPE LIMITED (the “Sub-Adviser’’).

WITNESSETH:

WHEREAS, each of the funds listed on Exhibit B (each, a “Fund,” and collectively, the “Funds”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a statutory trust under the laws of the State of Delaware (the “Trust”);

WHEREAS, each Fund is a series of a trust as listed on Exhibit B (each, a “Trust,” and collectively, the “Trusts”);

WHEREAS, the Investment Manager and each Trust, on behalf of its Fund(s), have entered into an investment management agreement (the “Investment Management Agreement”) whereby the Investment Manager will provide investment advisory services to each Trust with respect to the Fund(s);

WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain one or more sub-advisers to assist the Investment Manager in providing investment advisory services to each Trust with respect to the Fund(s);

WHEREAS, the Investment Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment advisory services; and

WHEREAS, the Board of Trustees (the “Board”) of the Trust(s) and the Investment Manager desire that the Investment Manager retain the Sub-Adviser to render investment advisory and other services with respect to the Funds in the manner, for the period, and on the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. (a) The Sub-Adviser will supervise and direct the investments of the assets of each Fund in accordance with that Fund’s investment objectives, policies, and restrictions as provided in its Prospectus (“Prospectus”) and Statement of Additional Information

(“SAI”), as currently in effect and as amended or supplemented from time to time, and such other limitations as the Fund may impose by notice in writing to the Sub-Adviser in accordance with the clause 1(d), subject always to the supervision and control of the Investment Manager and the Board.

(b) As part of the services it will provide hereunder, the Sub-Adviser is authorized, in its discretion and without prior consultation with a Fund or the Investment Manager to:

(i)

obtain and evaluate information relating to investment recommendations, asset allocation advice, industries, businesses, securities markets, research, economic analysis, and other investment services with respect to the securities that are included in the Fund or that are under consideration for inclusion in the Fund and invest the Fund in accordance with the Investment Manager’s and the Board’s written direction as more fully set forth herein and as otherwise directed;

(ii)

regularly make decisions as to what securities to purchase and sell on behalf of the Fund, effect the purchase and sale of such investments in furtherance of the Fund’s objectives and policies, and furnish the Board with such information and reports within the Sub-Adviser’s possession and control regarding the Sub-Adviser’s activities in the performance of its duties and obligations under this Agreement as the Investment Manager reasonably deems appropriate or as the Board may reasonably request, including such reports, information, and certifications as the officers of the Trust may reasonably require in order to comply with applicable international, federal and state laws and regulations and Trust policies and procedures;

(iii)

provide any and all material composite or other performance information, records and supporting documentation about accounts or funds the Sub-Adviser manages, if appropriate and subject to any obligation of confidentiality, that are relevant to the Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Fund that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser’s prior performance in similar strategies in the Fund’s currently effective Prospectus, as the same may be hereafter modified, amended, and/or supplemented from time to time, and in any permissible reports and materials prepared by the Fund or its agent to which the Sub-Adviser has consented;

(iv)

provide information as reasonably requested by the Investment Manager or the Board to assist them or their agents in the determination of the fair value of certain portfolio securities held in the Fund when market quotations are not readily available for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board;

(v)

vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations (“Corporate Actions”) with respect to the issuers of securities held in the Fund, provided materials relating to such Corporate Actions have been timely received by the Sub-Adviser, and to submit reports regarding such Corporate Actions, including a copy of any policies regarding such Corporate Actions, in a form reasonably satisfactory to the Investment Manager and the Fund in order to comply with any applicable federal or state reporting requirements;

(vi)

provide performance and other information as reasonably requested by the Investment Manager or the Board to assist them or their agents in conducting ongoing due diligence and performance monitoring, subject to any obligation of confidentiality; and

(vii)

maintain all accounts, books, and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any accounts, books and records that it maintains for the Fund and that are required to be maintained by Rule 31a-l under the 1940 Act. The Sub-Adviser shall furnish to the Investment Manager copies of all such accounts, books, and records as the Investment Manager may reasonably request. The Sub-Adviser agrees that such accounts, books, and records are the property of the Trust, and will be surrendered to the Trust promptly upon request, with the understanding that the Sub-Adviser may retain its own copy of all records.

(c) Subject to sub-clause 1(e), in furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) provisions of each Trust’s Agreement and Declaration of Trust, as the same may be hereafter modified, amended, and/or supplemented from time to time, that are applicable to the Fund and notified to the Sub-Adviser; (ii) provisions of each Trust’s By-Laws, as the same may be hereafter modified, amended, and/or supplemented from time to time that are applicable to a Fund and notified to the Sub-Adviser; (iii) each Fund’s Prospectus; (iv) the 1940 Act and the Advisers Act and the rules under each and all other international, federal and state securities laws or regulations applicable to each Trust and each Fund; (v) each Trust’s compliance policies and procedures and other policies and procedures adopted from time to time by the Board applicable to the Funds and notified to the Sub-Adviser; and (vi) the written instructions of the Investment Manager. The Sub-Adviser will promptly inform the Investment Manager if it is unable to comply with the notified modification, amendment, supplement, policy procedure or written instruction (together, “Instruction”), and the Sub-Adviser must promptly seek to clarify such Instruction with the Investment Manager. If an Instruction is inconsistent with the Fund’s Prospectus or, in the Sub-Adviser’s opinion, ambiguous or unclear in any respect, the Sub-Adviser must promptly clarify the Instruction with the Investment Manager and the Instruction will not operate until it has been clarified.

(d) The Investment Manager agrees to provide the Sub-Adviser with current copies of the documents mentioned in paragraph l(d)(i), (ii), (iii) and (v) above and all changes made to such documents at, or if practicable, before the time such changes become effective, and the Investment Manager acknowledges and agrees that the Sub-Adviser shall not be responsible for compliance with such documents or amendments unless and until a reasonable time after they are received by the Sub-Adviser. The Sub-Adviser shall be fully protected in acting upon any proper instructions reasonably believed by it to be genuine and signed or communicated by or on behalf of the Investment Manager or a Fund.

(e) In order to assist each Trust and the Trust’s chief compliance officer (the “Trust CCO”) and the Investment Manager and the Investment Manager’s Chief Compliance Officer (the “IM CCO”) in satisfying the requirements contained in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act, respectively, the Sub-Adviser shall provide to the Trust CCO and/or IM CCO: (i) direct access to the Sub-Adviser’s chief compliance officer (the “Sub-Adviser CCO”) and its officers and employees, as reasonably requested by the Trust CCO and/or IM CCO; (ii) quarterly reports reasonably required by the Investment Manager confirming that the Sub-Adviser has complied with the Trust’s Compliance Procedures in managing the Fund to the extent those Compliance Procedures directly relate to the Sub-Adviser’s services under this Agreement; and (iii) quarterly certifications with respect to Material Compliance Matters (as that term is defined in Rule 38a-1(e)(2) under the 1940 Act) related to the Sub-Adviser’s management of a Fund.

The Sub-Adviser shall promptly provide the Trust CCO and IM CCO with copies and summaries of: (i) the Sub-Adviser’s policies and procedures for compliance by the Sub-Adviser with the federal securities laws and to prevent violation of the Advisers Act (together, the “Sub-Adviser Compliance Procedures”); and (ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Trust CCO and IM CCO so as to facilitate the Trust CCO’s and IM CCO’s performance of their respective responsibilities under Rule 38a-1 and Rule 206(4)-7, including to review, evaluate and report to the Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Trust CCO and IM CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Fund. The Sub-Adviser shall allow the Trust CCO and/or the IM CCO, as reasonably requested from time to time, access to examine and review the Sub-Adviser’s Compliance Procedures and the Sub-Adviser’s adherence thereto. The Sub-Adviser shall provide to the Trust CCO and IM CCO: (i) quarterly reports confirming the Sub-Adviser’s compliance with the Sub-Adviser Compliance Procedures in managing the Fund; and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Fund. At least annually, the Sub-Adviser shall provide a certification to the Trust CCO and IM CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with the federal securities laws, including the conduct and results of our annual review for adequacy and effectiveness.

(f) The Sub-Adviser shall provide reasonable assistance to each Fund in the preparation of the Trust’s registration statements, the Prospectuses and SAIs, shareholder reports and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”) as may relate to a Fund, and shall provide each Fund with information in its possession and control and reasonably requested by the Investment Manager for use in the Fund’s Regulatory Filings, including, without limitation, information related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, investment management strategies and techniques, and proxy voting policies. The Sub-Adviser shall provide such certifications regarding the Fund as the Trust’s officers may reasonably request for purposes of the preparation of any Regulatory Filings.

(g) The Sub-Adviser hereby agrees during the period hereinafter set forth to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized herein or otherwise, have no authority to act for or represent a Trust, a Fund or the Investment Manager in any way, or in any way be deemed an agent of the Trust, the Fund or the Investment Manager. Notwithstanding the foregoing, the Investment Manager appoints the Sub-Adviser as agent of each Fund to provide investment advisory services to such Fund on the terms contained in this Agreement and the Sub-Adviser accepts this appointment. For the avoidance of doubt, Sub-Adviser may, as agent, instruct and place trades, respond to corporate actions, execute Fund documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with providing advisory services to the Fund; provided that Sub-Adviser must seek prior written approval from the Investment Manager before entering into any derivatives agreements for a Fund.

(h) The Sub-Adviser may perform its services through its employees, officers or agents, and the Investment Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in each Fund’s Prospectus shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Investment Manager that one or more other affiliates, employees, officers or agents identified in such notice shall assume such duties as of a specific date.

(i) The Investment Manager shall provide (or use its reasonable endeavors to cause to be provided) timely information to the Sub-Adviser regarding such matters as the cash requirements and cash available for investment in a Fund, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities under this Agreement.

2. (a) Under the terms of the Investment Management Agreement, each Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its existence as a statutory trust organized under the laws of the State of Delaware; the maintenance of its own books, records, and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance and repurchase of shares; preparation of share certificates, if any; reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; transfer agency expenses; pricing service expenses; expenses relating to tax services; brokerage commissions; custodian fees; legal and accounting fees; taxes; interest; federal securities law filing expenses; and federal and state registration fees. The Sub-Adviser shall not be obligated to pay any expenses of the Investment Manager, a Trust or a Fund unless expressly assumed by the Sub-Adviser pursuant to this Agreement or otherwise agreed to in writing.

(b) Directors, members, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds that have employed the Sub-Adviser as sub-adviser or investment manager. Directors, members, officers and employees of the Sub-Adviser who are Trustees, officers and/or employees of each Trust, shall not receive any compensation from such Trust for acting in such dual capacity.

3. (a) The Sub-Adviser will select brokers and dealers to effect all Fund transactions subject to the conditions set forth herein. The Sub-Adviser may combine orders for a Fund with orders for other accounts or funds under management. Transactions involving combined orders are allocated in a manner deemed equitable to each account. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Investment Manager from time to time and provided to the Sub-Adviser, and (ii) as described in that Fund’s Prospectus and SAI. In placing any orders for the purchase or sale of investments for a Fund the Sub-Adviser shall use its reasonable endeavors to obtain for the Fund “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

(b) Subject to the appropriate policies and procedures approved by the Board and provided to the Sub-Adviser in writing, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), cause each Fund to pay a broker or dealer that provides brokerage or research services to any of the Investment Manager, the Sub-Adviser or the Fund an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage and research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to its clients for which the Investment Manager or the Sub-Adviser exercises investment discretion. To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

Subject to applicable law and regulations, including Section 17(e) of the 1940 Act and Rule 17e-l thereunder, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for each Fund with brokers or dealers that are affiliated with the Sub-Adviser. Any entity or person associated with the Investment Manager or the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund to the extent and as permitted by Section 11(a)(1)(H) of the Exchange Act and Rule 11a2-2(T) thereunder.

4. As compensation for the services to be rendered to the Trust for the benefit of each Fund by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser the fees at the rates provided in Exhibit A attached hereto. The compensation payable to the Sub-Adviser for its services hereunder shall be paid at the end of each calendar quarter (within 30 days of receipt by the Investment Manager of an invoice from the Sub-Adviser) based upon the average daily net assets of each Fund during the preceding quarter. The fee payable for the quarter shall be accrued daily based on 365/366 year. The Investment Manager will procure that the Fund’s quarterly net asset value calculation for the preceding quarter is provided to the Sub-Adviser within a reasonable time at the beginning of each quarter to allow the Sub-Adviser sufficient time to prepare an invoice each quarter. If this Agreement becomes effective or terminates before the end of any quarter, the sub-advisory fee for the period shall be prorated accordingly.

5. The services to be rendered by the Sub-Adviser to a Trust for the benefit of the Fund[s] under the provisions of this Agreement are not exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be materially impaired thereby.

6. (a) Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents, and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to a Trust or to any other investment company, corporation, association, firm or individual.

(b) Neither the Investment Manager, a Trust nor a Fund shall use the Sub-Adviser’s actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) or otherwise refer to the Sub-Adviser in any materials related to the Trust or the Fund distributed to third parties, including the Fund’s shareholders, without prior review and written approval by the Sub-Adviser, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Investment Manager, the Trust and the Fund, shall, to the extent applicable and as soon as is reasonably possible, cease to use the Sub-Adviser’s actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) in materials related to a Fund.

(c) The Sub-Adviser shall not use the Investment Manager’s name (or that of any subsidiary of Macquarie Management Holdings, Inc. (“MMHI”)) or otherwise refer to the Investment Manager or any subsidiary of MMHI in any materials related to a Trust or a Fund distributed to third parties, including the Fund’s shareholders, without prior review and written approval by the Investment Manager, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Sub-Adviser, shall, to the extent applicable and as soon as is reasonably possible, cease to use the actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) of the Trust and the Fund, except for the purpose of describing prior clients or prior performance of the Sub-Adviser, as permitted by the Advisers Act or other applicable requirements.

(d) This Section 6 applies solely to materials related to each Fund and each Trust only, and not to other products or relationships between the Sub-Adviser and the Investment Manager.

7. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties as Sub-Adviser to a Trust on behalf of a Fund, neither the Sub-Adviser nor any of its affiliates nor any of its or their controlling persons, members, officers, directors, employees or agents (collectively, “Sub-Adviser Related Persons”) shall be liable to the Trust, the Fund, the Investment Manager or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund, or that the Fund will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private. Subject to the first sentence of this Section 7(a), the Sub-Adviser shall not be responsible for any loss incurred by any reason of any act or omission of any bank, broker, the custodian bank or any administrator or trustee whether appointed on behalf of the Investment Manager, the Fund or the Trust. Nothing contained herein shall be deemed to waive any liability which cannot be waived under applicable law, including applicable U.S. state and federal securities laws, ERISA or any rules or regulations adopted under any of those laws.

(b) The Investment Manager shall indemnify Sub-Adviser Related Persons to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees (collectively “Losses”), incurred by the Sub-Adviser or Sub-Adviser Related Persons arising from or in connection with this Agreement or the performance by the Sub-Adviser or Sub-Adviser Related Persons of its or their duties hereunder so long as such Losses arise out of the Investment Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in any Trust’s Registration Statements, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or a Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statements or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (b) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser or a Sub-Adviser Related Person in the performance of any of its duties under, or in connection with, this Agreement.

(c) The Sub-Adviser shall indemnify the Investment Manager and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (collectively “Investment Manager Related Persons”) to the fullest extent permitted by law against any and all Losses incurred by the Investment Manager or Investment Manager Related Persons arising from or in connection with this Agreement or the performance by the Investment Manager or Investment Manager Related Persons of its or their duties hereunder so long as such Losses arise out of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in any Trust’s Registration Statements, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or a Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (c) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Manager or an Investment Manager Related Person in the performance of any of its duties under, or in connection with, this Agreement.

(d) Notwithstanding anything to the contrary in this Agreement, neither party is liable to the other party for consequential loss. For the purposes of this Agreement, ‘consequential loss’ includes loss or profits, loss of revenue, loss or denial of opportunity, loss of or damage to access to markets, loss of anticipated savings, loss of or damage to goodwill, loss of or damage to business reputation, future reputation, and publicity, any indirect, remote abnormal or unforeseeable loss or any similar loss whether or not in the reasonable contemplation of the parties at the time of execution of this Agreement.

8. (a) This Agreement shall be executed and become effective as of the date written below; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved with respect to the Fund in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the U.S. Securities and Exchange Commission (the “SEC”) or its staff. This Agreement shall continue in effect with respect to a Fund for a period of two (2) years and may be renewed thereafter with respect to a Fund only so long as such renewal and continuance with respect to the Fund is specifically approved at least annually by the applicable Board or by the vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of those Trustees of the Trust who are not parties hereto or “interested persons” of the Trust, the Fund, or any party hereto, cast in person at a meeting called for the purpose of voting on such approval.

(b) This Agreement may be amended only by written agreement of the Investment Manager and the Sub-Adviser and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder or any applicable exemptive order.

(c) This Agreement may be terminated with respect to a Fund (i) by the Investment Manager at any time, without the payment of a penalty, on 60 days’ written notice to the Sub-Adviser of the Investment Manager’s intention to do so and (ii) by a Trust with respect to the Fund(s) in the Trust at any time, without the payment of a penalty, on 60 days’ written notice to the Sub-Adviser of the Trust’s intention to do so pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of a Fund. The Sub-Adviser may terminate this Agreement with respect to a Fund at any time, without the payment of a penalty, on 60 days’ written notice to the Investment Manager and the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for (i) any obligation arising out of or relating to a breach of this Agreement committed prior to such termination, (ii) the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof prorated to the date of termination, and (iii) any indemnification obligation provided in Paragraph 7 hereof. This Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940 Act) or upon the termination of an Investment Management Agreement.

9. Any information and advice furnished by either party to this Agreement to the other party shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto. Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if it:

(i)

is already known to the receiving party at the time it is obtained (other than through previous disclosure by the protected party or by a party known by the receiving party to be bound by a confidentiality obligation to the protected party);

(ii)	is or becomes publicly known or available through no wrongful act of the receiving party;
(iii)	is rightfully received from a third party who, to the best of the receiving party’s knowledge, is not under a duty of confidentiality;

(iv)

is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party provides the protected party written notice of such requirement, to the extent such notice is permitted and reasonably practicable in the circumstances);

(v)

is relevant to the defense of any claim or cause of action asserted against the receiving party (provided the receiving party provides the protected party with sixty (60) days’ written notice of any disclosure if practicable or such lesser amount as may be necessary and provided such notice does not prejudice the receiving party); or

(vi)	has been or is independently developed or obtained by the receiving party.

The Sub-Adviser shall not disclose any “nonpublic personal information” (as such term is defined in Regulation S-P, including any amendments thereto) pertaining to the customers (as such term is defined in Regulation S-P, including any amendments thereto) of a Trust to any third party or use such information other than for the purpose of providing the services contemplated by this Agreement.

10. The Sub-Adviser represents, warrants and agrees that:

(a) The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Investment Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also promptly notify the Funds and the Investment Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Fund, provided, however, that routine regulatory examinations that do not specifically relate to a Fund or a Trust shall not be required to be reported by this provision.

(b) The Sub-Adviser has adopted policies and procedures and a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and 204A-1 under the Advisers Act and will provide the Investment Manager and the

Board with a copy of such policies and procedures and code of ethics, together with evidence of its adoption. In accordance with the requirements of Rule 17j-l, the Sub-Adviser shall certify to the Investment Manager that the Sub-Adviser has complied in all material respects with the requirements of Rule 17j-l during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics relating to the services the Sub-Adviser performs under this Agreement or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Manager, the Sub-Adviser shall provide to the Investment Manager, its employees or its agents all information required by Rule 17j-l(c)(l) relating to the approval by the Board of the Sub-Adviser’s code of ethics relating to the services the Sub-Adviser performs under this Agreement.

(c) The Sub-Adviser has provided the Trust and the Investment Manager with a copy of its Form ADV at least forty-eight (48) hours prior to execution of this Agreement, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Trust and the Investment Manager at least annually. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(d) The Sub-Adviser will notify each Trust and the Investment Manager of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Investment Manager, or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are the portfolio manager(s) of the Fund prior to or promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of each Fund, if any, arising out of an assignment of this Agreement by the Sub-Adviser or change in control of the Sub-Adviser so long as the assignment is not by or with respect to the Investment Manager.

(e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage as shall be reasonably necessary in light of its obligations under this Agreement.

11. The Investment Manager will notify the Sub-Adviser of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Sub-Adviser, or change of control of the Investment Manager, as applicable.

12. The Sub-Adviser has implemented policies and procedures designed to prevent the disclosure by the Sub-Adviser, its employees or agents of each Fund’s portfolio holdings to any person or entity other than the Investment Manager, the Trust’s custodian, or other persons expressly designated by the Investment Manager.

13. This Agreement shall extend to and bind the successors of the parties hereto. Nothing in this Agreement, express or implied, is intended to or shall (a) confer on any person other than the parties hereto and their respective successors or permitted assigns any rights (including third party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement, or (b) constitute the parties hereto as partners or as participants in a joint venture.

14. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15. All written notices, requests or other communications to any party hereunder shall be given to the following addresses and telecopy numbers, or such other address and telecopy number communicated to the other parties from time to time:

If to the Sub Adviser:
[insert address]

If to the Investment Manager or the Fund:	General Counsel
2005 Market Street
Philadelphia, PA 19103

16. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person,” and “assignment” shall have the meanings given them in the 1940 Act, subject, however to such exemptions as may be granted by the SEC and its staff under the 1940 Act.

17. If by reason of (a) market movements; (b) contributions to or withdrawals from the Portfolio; (c) a change in the nature of any investment (whether through change in business activity or credit rating); or (d) circumstances beyond the reasonable control of the Sub-Adviser, a Fund ceases to comply with any document or instruction referred to in clause 1(d), the Sub-Adviser must remedy the non-compliance as soon as practicable after the Sub-Adviser becomes aware of the non-compliance. If remedied in accordance with this clause, the non-compliance will not constitute a breach of the Agreement.

18. The Investment Manager and Trust acknowledge that the Sub-Adviser will manage each Fund on a pre-tax basis and is not required to take into account a Fund’s tax position in managing the Fund.

19. A party will not be liable to the other for any failure, interruption or delay in performance of their respective obligations to the extent such failure, interruption or delay is caused by (a) a breakdown, failure or malfunction of any telecommunications or computer service or system which has been set up and maintained by a party in accordance with the requirements of this Agreement; (b) the closure or suspension of any market relevant to a party’s obligations under this Agreement; or (c) any fire, explosion, flood, earthquake, peril of the sea, strike or lockout, embargo, civil commotions, riots, wars, weather, governmental laws, orders or restrictions, national or regional emergencies, strikes, labour stoppages or slowdowns or other industrial disturbances, shortage of adequate power, materials or transportation facilities or any similar cause beyond a party’s reasonable control.

20. The Investment Manager acknowledges that the Sub-Adviser is a member of the Macquarie Group Limited group of companies (“Macquarie Group”) and that such group is a diversified provider of financial and investment services, engaging in a broad range of activities including securities underwriting, sales and trading, investment banking, lending, financial advisory services, investment research, asset management and other activities. The Sub-Adviser generally has no control over these activities. As a result, the Investment Manager acknowledges that from time to time the Sub-Adviser’s investment activities may be restricted, for example due to regulatory constraints applicable to the Macquarie Group, and/or its internal policies designed to comply with such constraints. Without limitation, this includes circumstances where an acquisition of securities would cause the Macquarie Group’s aggregated holdings in a company to exceed applicable takeover thresholds. In addition, where, due to such restrictions, there is limited capacity to acquire particular securities, a Fund will not have priority over any member of, or any other fund or clients associated with, the Macquarie Group to acquire those securities, however the Sub-Adviser will allocate available securities amongst funds and clients (including the Funds) in a fair and equitable manner.

21. Subject to the Investment Company Act of 1940, as amended, and its rules and regulations and in accordance with the Fund’s compliance policies and procedures, the Sub-Adviser may ‘cross securities’ where one or more of the client accounts or pooled funds managed by the Sub-Adviser or a related body corporate of the Sub-Adviser (“Sub-Adviser Accounts”) either (a) have demand for assets contained in a Fund; or (b) have available for sale assets which the Sub-Adviser wishes to be contained in the Fund. A ‘crossing of securities’ may occur by the Sub-Adviser making an offer to purchase specific assets from a Fund or making an offer to sell to the Fund specific assets. Neither the Sub-Adviser nor its related body corporate may charge transaction fees with respect to the trade between the Fund and a Manager Account pursuant to this clause.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of ____ [___], 201_.

DELAWARE		Macquarie Investment
MANAGEMENT		Management Business Trust
COMPANY, a series of

By
Name:
Title:
EXECUTED by MACQUARIE	)
INVESTMENT MANAGEMENT	)
EUROPE LIMITED	)
)
)
)
Date
Signature of attorney

Signature of attorney
Name of attorney

Name of attorney

Agreed to and accepted as of the day and year first above written:

[REGISTRANT]

By
Name:
Title:

EXHIBIT A
FEE SCHEDULE

FUND	INVESTMENT MANAGEMENT FEE
All Funds	0

EXHIBIT A
FUNDS

Delaware Group® Adviser Funds
Delaware Diversified Income Fund

Delaware Group Cash Reserve
Delaware Investments Ultrashort Fund

Delaware Group Equity Funds V
Delaware Wealth Builder Fund

Delaware Group Foundation Funds®
Delaware Foundation Conservative Allocation Fund
Delaware Foundation Growth Allocation Fund
Delaware Foundation Moderate Allocation Fund

Delaware Group Government Fund
Delaware Emerging Markets Debt Fund
Delaware Strategic Income Fund

Delaware Group Income Funds
Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund
Delaware Floating Rate Fund
Delaware High Yield Opportunities Fund

Delaware Group Limited Term Government Funds
Delaware Limited Term Diversified Income Fund

Delaware Pooled® Trust
Macquarie Core Plus Bond Portfolio
Macquarie High Yield Bond Portfolio

Delaware VIP Trust
Delaware VIP Diversified Income Series
Delaware VIP High Yield Series
Delaware VIP Limited Term Diversified Income Series

APPENDIX B – FORM OF SUB-ADVISORY AGREEMENT BETWEEN
DMC AND MIMGL

AGREEMENT made by and between DELAWARE MANAGEMENT COMPANY, a series of Macquarie Investment Management Business Trust, a Delaware statutory trust (the “Investment Manager”), and MACQUARIE INVESTMENT MANAGEMENT GLOBAL LIMITED (the “Sub-Adviser’’).

WITNESSETH:

WHEREAS, each of the funds listed on Exhibit B (each, a “Fund,” and collectively, the “Funds”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a statutory trust under the laws of the State of Delaware (the “Trust”);

WHEREAS, each Fund is a series of a trust as listed on Exhibit B (each, a “Trust,” and collectively, the “Trusts”);

WHEREAS, the Investment Manager and each Trust, on behalf of its Fund(s), have entered into an investment management agreement (the “Investment Management Agreement”) whereby the Investment Manager will provide investment advisory services to each Trust with respect to the Fund(s);

WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain one or more sub-advisers to assist the Investment Manager in providing investment advisory services to each Trust with respect to the Fund(s);

WHEREAS, the Investment Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment advisory services; and

WHEREAS, the Board of Trustees (the “Board”) of the Trust(s) and the Investment Manager desire that the Investment Manager retain the Sub-Adviser to render investment advisory and other services with respect to the Funds in the manner, for the period, and on the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. (a) The Sub-Adviser will supervise and direct the investments of the assets of each Fund in accordance with that Fund’s investment objectives, policies, and restrictions as provided in its Prospectus (“Prospectus”) and Statement of Additional Information

(“SAI”), as currently in effect and as amended or supplemented from time to time, and such other limitations as the Fund may impose by notice in writing to the Sub-Adviser in accordance with the clause 1(d), subject always to the supervision and control of the Investment Manager and the Board.

(b) As part of the services it will provide hereunder, the Sub-Adviser is authorized, in its discretion and without prior consultation with a Fund or the Investment Manager to:

(i)

obtain and evaluate information relating to investment recommendations, asset allocation advice, industries, businesses, securities markets, research, economic analysis, and other investment services with respect to the securities that are included in the Fund or that are under consideration for inclusion in the Fund and invest the Fund in accordance with the Investment Manager’s and the Board’s written direction as more fully set forth herein and as otherwise directed;

(ii)	regularly make decisions as to what securities to purchase and sell on behalf of the Fund, effect the purchase and sale of such investments in furtherance of the Fund’s objectives and policies, and furnish the Board with such information and reports within the Sub-Adviser’s possession and control regarding the Sub-Adviser’s activities in the performance of its duties and obligations under this Agreement as the Investment Manager reasonably deems appropriate or as the Board may reasonably request, including such reports, information, and certifications as the officers of the Trust may reasonably require in order to comply with applicable international, federal and state laws and regulations and Trust policies and procedures;

(iii)	provide any and all material composite or other performance information, records and supporting documentation about accounts or funds the Sub-Adviser manages, if appropriate and subject to any obligation of confidentiality, that are relevant to the Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Fund that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser’s prior performance in similar strategies in the Fund’s currently effective Prospectus, as the same may be hereafter modified, amended, and/or supplemented from time to time, and in any permissible reports and materials prepared by the Fund or its agent to which the Sub-Adviser has consented;

(iv)	provide information as reasonably requested by the Investment Manager or the Board to assist them or their agents in the determination of the fair value of certain portfolio securities held in the Fund when market quotations are not readily available for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board;

(v)

vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations (“Corporate Actions”) with respect to the issuers of securities held in the Fund, provided materials relating to such Corporate Actions have been timely received by the Sub-Adviser, and to submit reports regarding such Corporate Actions, including a copy of any policies regarding such Corporate Actions, in a form reasonably satisfactory to the Investment Manager and the Fund in order to comply with any applicable federal or state reporting requirements;

(vi)

provide performance and other information as reasonably requested by the Investment Manager or the Board to assist them or their agents in conducting ongoing due diligence and performance monitoring, subject to any obligation of confidentiality; and

(vii)

maintain all accounts, books, and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any accounts, books and records that it maintains for the Fund and that are required to be maintained by Rule 31a-l under the 1940 Act. The Sub-Adviser shall furnish to the Investment Manager copies of all such accounts, books, and records as the Investment Manager may reasonably request. The Sub-Adviser agrees that such accounts, books, and records are the property of the Trust, and will be surrendered to the Trust promptly upon request, with the understanding that the Sub-Adviser may retain its own copy of all records.

(c) Subject to sub-clause 1(e), in furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) provisions of each Trust’s Agreement and Declaration of Trust, as the same may be hereafter modified, amended, and/or supplemented from time to time, that are applicable to the Fund and notified to the Sub-Adviser; (ii) provisions of each Trust’s By-Laws, as the same may be hereafter modified, amended, and/or supplemented from time to time that are applicable to a Fund and notified to the Sub-Adviser; (iii) each Fund’s Prospectus; (iv) the 1940 Act and the Advisers Act and the rules under each and all other international, federal and state securities laws or regulations applicable to each Trust and each Fund; (v) each Trust’s compliance policies and procedures and other policies and procedures adopted from time to time by the Board applicable to the Funds and notified to the Sub-Adviser; and (vi) the written instructions of the Investment Manager. The Sub-Adviser will promptly inform the Investment Manager if it is unable to comply with the notified modification, amendment, supplement, policy procedure or written instruction (together, “Instruction”), and the Sub-Adviser must promptly seek to clarify such Instruction with the Investment Manager. If an Instruction is inconsistent with the Fund’s Prospectus or, in the Sub-Adviser’s opinion, ambiguous or unclear in any respect, the Sub-Adviser must promptly clarify the Instruction with the Investment Manager and the Instruction will not operate until it has been clarified.

(d) The Investment Manager agrees to provide the Sub-Adviser with current copies of the documents mentioned in paragraph l(d)(i), (ii), (iii) and (v) above and all changes made to such documents at, or if practicable, before the time such changes become effective, and the Investment Manager acknowledges and agrees that the Sub-Adviser shall not be responsible for compliance with such documents or amendments unless and until a reasonable time after they are received by the Sub-Adviser. The Sub-Adviser shall be fully protected in acting upon any proper instructions reasonably believed by it to be genuine and signed or communicated by or on behalf of the Investment Manager or a Fund.

(e) In order to assist each Trust and the Trust’s chief compliance officer (the “Trust CCO”) and the Investment Manager and the Investment Manager’s Chief Compliance Officer (the “IM CCO”) in satisfying the requirements contained in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act,respectively, the Sub-Adviser shall provide to the Trust CCO and/or IM CCO: (i) direct access to the Sub-Adviser’s chief compliance officer (the “Sub-Adviser CCO”) and its officers and employees, as reasonably requested by the Trust CCO and/or IM CCO; (ii) quarterly reports reasonably required by the Investment Manager confirming that the Sub-Adviser has complied with the Trust’s Compliance Procedures in managing the Fund to the extent those Compliance Procedures directly relate to the Sub-Adviser’s services under this Agreement; and (iii) quarterly certifications with respect to Material Compliance Matters (as that term is defined in Rule 38a-1(e)(2) under the 1940 Act) related to the Sub-Adviser’s management of a Fund.

The Sub-Adviser shall promptly provide the Trust CCO and IM CCO with copies and summaries of: (i) the Sub-Adviser’s policies and procedures for compliance by the Sub-Adviser with the federal securities laws and to prevent violation of the Advisers Act (together, the “Sub-Adviser Compliance Procedures”); and (ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Trust CCO and IM CCO so as to facilitate the Trust CCO’s and IM CCO’s performance of their respective responsibilities under Rule 38a-1 and Rule 206(4)-7, including to review, evaluate and report to the Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Trust CCO and IM CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Fund. The Sub-Adviser shall allow the Trust CCO and/or the IM CCO, as reasonably requested from time to time, access to examine and review the Sub-Adviser’s Compliance Procedures and the Sub-Adviser’s adherence thereto. The Sub-Adviser shall provide to the Trust CCO and IM CCO: (i) quarterly reports confirming the Sub-Adviser’s compliance with the Sub-Adviser Compliance Procedures in managing the Fund; and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Fund. At least annually, the Sub-Adviser shall provide a certification to the Trust CCO and IM CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with the federal securities laws, including the conduct and results of our annual review for adequacy and effectiveness.

(f) The Sub-Adviser shall provide reasonable assistance to each Fund in the preparation of the Trust’s registration statements, the Prospectuses and SAIs, shareholder reports and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”) as may relate to a Fund, and shall provide each Fund with information in its possession and control and reasonably requested by the Investment Manager for use in the Fund’s Regulatory Filings, including, without limitation, information related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, investment management strategies and techniques, and proxy voting policies. The Sub-Adviser shall provide such certifications regarding the Fund as the Trust’s officers may reasonably request for purposes of the preparation of any Regulatory Filings.

(g) The Sub-Adviser hereby agrees during the period hereinafter set forth to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized herein or otherwise, have no authority to act for or represent a Trust, a Fund or the Investment Manager in any way, or in any way be deemed an agent of the Trust, the Fund or the Investment Manager. Notwithstanding the foregoing, the Investment Manager appoints the Sub-Adviser as agent of each Fund to provide investment advisory services to such Fund on the terms contained in this Agreement and the Sub-Adviser accepts this appointment. For the avoidance of doubt, Sub-Adviser may, as agent, instruct and place trades, respond to corporate actions, execute Fund documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with providing advisory services to the Fund; provided that Sub-Adviser must seek prior written approval from the Investment Manager before entering into any derivatives agreements for a Fund.

(h) The Sub-Adviser may perform its services through its employees, officers or agents, and the Investment Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in each Fund’s Prospectus shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Investment Manager that one or more other affiliates, employees, officers or agents identified in such notice shall assume such duties as of a specific date.

(i) The Investment Manager shall provide (or use its reasonable endeavors to cause to be provided) timely information to the Sub-Adviser regarding such matters as the cash requirements and cash available for investment in a Fund, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities under this Agreement.

2. (a) Under the terms of the Investment Management Agreement, each Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its existence as a statutory trust organized under the laws of the State of Delaware; the maintenance of its own books, records, and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance and repurchase of shares; preparation of share certificates, if any; reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; transfer agency expenses; pricing service expenses; expenses relating to tax services; brokerage commissions; custodian fees; legal and accounting fees; taxes; interest; federal securities law filing expenses; and federal and state registration fees. The Sub-Adviser shall not be obligated to pay any expenses of the Investment Manager, a Trust or a Fund unless expressly assumed by the Sub-Adviser pursuant to this Agreement or otherwise agreed to in writing.

(b) Directors, members, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds that have employed the Sub-Adviser as sub-adviser or investment manager. Directors, members, officers and employees of the Sub-Adviser who are Trustees, officers and/or employees of each Trust, shall not receive any compensation from such Trust for acting in such dual capacity.

3. (a) The Sub-Adviser will select brokers and dealers to effect all Fund transactions subject to the conditions set forth herein. The Sub-Adviser may combine orders for a Fund with orders for other accounts or funds under management. Transactions involving combined orders are allocated in a manner deemed equitable to each account. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Investment Manager from time to time and provided to the Sub-Adviser, and (ii) as described in that Fund’s Prospectus and SAI. In placing any orders for the purchase or sale of investments for a Fund the Sub-Adviser shall use its reasonable endeavors to obtain for the Fund “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

(b) Subject to the appropriate policies and procedures approved by the Board and provided to the Sub-Adviser in writing, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), cause each Fund to pay a broker or dealer that provides brokerage or research services to any of the Investment Manager, the Sub-Adviser or the Fund an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage and research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to its clients for which the Investment Manager or the Sub-Adviser exercises investment discretion. To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

Subject to applicable law and regulations, including Section 17(e) of the 1940 Act and Rule 17e-l thereunder, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for each Fund with brokers or dealers that are affiliated with the Sub-Adviser. Any entity or person associated with the Investment Manager or the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund to the extent and as permitted by Section 11(a)(1)(H) of the Exchange Act and Rule 11a2-2(T) thereunder.

4. As compensation for the services to be rendered to the Trust for the benefit of each Fund by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser the fees at the rates provided in Exhibit A attached hereto. The compensation payable to the Sub-Adviser for its services hereunder shall be paid at the end of each calendar quarter (within 30 days of receipt by the Investment Manager of an invoice from the Sub-Adviser) based upon the average daily net assets of each Fund during the preceding quarter. The fee payable for the quarter shall be accrued daily based on 365/366 year. The Investment Manager will procure that the Fund’s quarterly net asset value calculation for the preceding quarter is provided to the Sub-Adviser within a reasonable time at the beginning of each quarter to allow the Sub-Adviser sufficient time to prepare an invoice each quarter. If this Agreement becomes effective or terminates before the end of any quarter, the sub-advisory fee for the period shall be prorated accordingly.

5. The services to be rendered by the Sub-Adviser to a Trust for the benefit of the Fund[s] under the provisions of this Agreement are not exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be materially impaired thereby.

6. (a) Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents, and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to a Trust or to any other investment company, corporation, association, firm or individual.

(b) Neither the Investment Manager, a Trust nor a Fund shall use the Sub-Adviser’s actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) or otherwise refer to the Sub-Adviser in any materials related to the Trust or the Fund distributed to third parties, including the Fund’s shareholders, without prior review and written approval by the Sub-Adviser, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Investment Manager, the Trust and the Fund, shall, to the extent applicable and as soon as is reasonably possible, cease to use the Sub-Adviser’s actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) in materials related to a Fund.

(c) The Sub-Adviser shall not use the Investment Manager’s name (or that of any subsidiary of Macquarie Management Holdings, Inc. (“MMHI”)) or otherwise refer to the Investment Manager or any subsidiary of MMHI in any materials related to a Trust or a Fund distributed to third parties, including the Fund’s shareholders, without prior review and written approval by the Investment Manager, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Sub-Adviser, shall, to the extent applicable and as soon as is reasonably possible, cease to use the actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) of the Trust and the Fund, except for the purpose of describing prior clients or prior performance of the Sub-Adviser, as permitted by the Advisers Act or other applicable requirements.

(d) This Section 6 applies solely to materials related to each Fund and each Trust only, and not to other products or relationships between the Sub-Adviser and the Investment Manager.

7. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties as Sub-Adviser to a Trust on behalf of a Fund, neither the Sub-Adviser nor any of its affiliates nor any of its or their controlling persons, members, officers, directors, employees or agents (collectively, “Sub-Adviser Related Persons”) shall be liable to the Trust, the Fund, the Investment Manager or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund, or that the Fund will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private. Subject to the first sentence of this Section 7(a), the Sub-Adviser shall not be responsible for any loss incurred by any reason of any act or omission of any bank, broker, the custodian bank or any administrator or trustee whether appointed on behalf of the Investment Manager, the Fund or the Trust. Nothing contained herein shall be deemed to waive any liability which cannot be waived under applicable law, including applicable U.S. state and federal securities laws, ERISA or any rules or regulations adopted under any of those laws.

(b) The Investment Manager shall indemnify Sub-Adviser Related Persons to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees (collectively “Losses”), incurred by the Sub-Adviser or Sub-Adviser Related Persons arising from or in connection with this Agreement or the performance by the Sub-Adviser or Sub-Adviser Related Persons of its or their duties hereunder so long as such Losses arise out of the Investment Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in any Trust’s Registration Statements, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or a Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statements or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (b) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser or a Sub-Adviser Related Person in the performance of any of its duties under, or in connection with, this Agreement.

(c) The Sub-Adviser shall indemnify the Investment Manager and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (collectively “Investment Manager Related Persons”) to the fullest extent permitted by law against any and all Losses incurred by the Investment Manager or Investment Manager Related Persons arising from or in connection with this Agreement or the performance by the Investment Manager or Investment Manager Related Persons of its or their duties hereunder so long as such Losses arise out of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in any Trust’s Registration Statements, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or a Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (c) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Manager or an Investment Manager Related Person in the performance of any of its duties under, or in connection with, this Agreement.

(d) Notwithstanding anything to the contrary in this Agreement, neither party is liable to the other party for consequential loss. For the purposes of this Agreement, ‘consequential loss’ includes loss or profits, loss of revenue, loss or denial of opportunity, loss of or damage to access to markets, loss of anticipated savings, loss of or damage to goodwill, loss of or damage to business reputation, future reputation, and publicity, any indirect, remote abnormal or unforeseeable loss or any similar loss whether or not in the reasonable contemplation of the parties at the time of execution of this Agreement.

8. (a) This Agreement shall be executed and become effective as of the date written below; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved with respect to the Fund in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the U.S. Securities and Exchange Commission (the “SEC”) or its staff. This Agreement shall continue in effect with respect to a Fund for a period of two (2) years and may be renewed thereafter with respect to a Fund only so long as such renewal and continuance with respect to the Fund is specifically approved at least annually by the applicable Board or by the vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of those Trustees of the Trust who are not parties hereto or “interested persons” of the Trust, the Fund, or any party hereto, cast in person at a meeting called for the purpose of voting on such approval.

(b) This Agreement may be amended only by written agreement of the Investment Manager and the Sub-Adviser and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder or any applicable exemptive order.

(c) This Agreement may be terminated with respect to a Fund (i) by the Investment Manager at any time, without the payment of a penalty, on 60 days’ written notice to the Sub-Adviser of the Investment Manager’s intention to do so and (ii) by a Trust with respect to the Fund(s) in the Trust at any time, without the payment of a penalty, on 60 days’ written notice to the Sub- Adviser of the Trust’s intention to do so pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of a Fund. The Sub-Adviser may terminate this Agreement with respect to a Fund at any time, without the payment of a penalty, on 60 days’ written notice to the Investment Manager and the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for (i) any obligation arising out of or relating to a breach of this Agreement committed prior to such termination, (ii) the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof prorated to the date of termination, and (iii) any indemnification obligation provided in Paragraph 7 hereof. This Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940 Act) or upon the termination of an Investment Management Agreement.

9. Any information and advice furnished by either party to this Agreement to the other party shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto. Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if it:

(i)

is already known to the receiving party at the time it is obtained (other than through previous disclosure by the protected party or by a party known by the receiving party to be bound by a confidentiality obligation to the protected party);

(ii)	is or becomes publicly known or available through no wrongful act of the receiving party;

(iii)	is rightfully received from a third party who, to the best of the receiving party’s knowledge, is not under a duty of confidentiality;

(iv)

is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party provides the protected party written notice of such requirement, to the extent such notice is permitted and reasonably practicable in the circumstances);

(v)

is relevant to the defense of any claim or cause of action asserted against the receiving party (provided the receiving party provides the protected party with sixty (60) days’ written notice of any disclosure if practicable or such lesser amount as may be necessary and provided such notice does not prejudice the receiving party); or

(vi)	has been or is independently developed or obtained by the receiving party.

The Sub-Adviser shall not disclose any “nonpublic personal information” (as such term is defined in Regulation S-P, including any amendments thereto) pertaining to the customers (as such term is defined in Regulation S-P, including any amendments thereto) of a Trust to any third party or use such information other than for the purpose of providing the services contemplated by this Agreement.

10. The Sub-Adviser represents, warrants and agrees that:

(a) The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Investment Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also promptly notify the Funds and the Investment Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Fund, provided, however, that routine regulatory examinations that do not specifically relate to a Fund or a Trust shall not be required to be reported by this provision.

(b) The Sub-Adviser has adopted policies and procedures and a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and 204A-1 under the Advisers Act and will provide the Investment Manager and the

Board with a copy of such policies and procedures and code of ethics, together with evidence of its adoption. In accordance with the requirements of Rule 17j-l, the Sub-Adviser shall certify to the Investment Manager that the Sub-Adviser has complied in all material respects with the requirements of Rule 17j-l during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics relating to the services the Sub-Adviser performs under this Agreement or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Manager, the Sub-Adviser shall provide to the Investment Manager, its employees or its agents all information required by Rule 17j-l(c)(l) relating to the approval by the Board of the Sub-Adviser’s code of ethics relating to the services the Sub-Adviser performs under this Agreement.

(c) The Sub-Adviser has provided the Trust and the Investment Manager with a copy of its Form ADV at least forty-eight (48) hours prior to execution of this Agreement, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Trust and the Investment Manager at least annually. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(d) The Sub-Adviser will notify each Trust and the Investment Manager of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Investment Manager, or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are the portfolio manager(s) of the Fund prior to or promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of each Fund, if any, arising out of an assignment of this Agreement by the Sub-Adviser or change in control of the Sub-Adviser so long as the assignment is not by or with respect to the Investment Manager.

(e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage as shall be reasonably necessary in light of its obligations under this Agreement.

11. The Investment Manager will notify the Sub-Adviser of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Sub-Adviser, or change of control of the Investment Manager, as applicable.

12. The Sub-Adviser has implemented policies and procedures designed to prevent the disclosure by the Sub-Adviser, its employees or agents of each Fund’s portfolio holdings to any person or entity other than the Investment Manager, the Trust’s custodian, or other persons expressly designated by the Investment Manager.

13. This Agreement shall extend to and bind the successors of the parties hereto. Nothing in this Agreement, express or implied, is intended to or shall (a) confer on any person other than the parties hereto and their respective successors or permitted assigns any rights (including third party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement, or (b) constitute the parties hereto as partners or as participants in a joint venture.

14. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15. All written notices, requests or other communications to any party hereunder shall be given to the following addresses and telecopy numbers, or such other address and telecopy number communicated to the other parties from time to time:

If to the Sub Adviser:
[insert address]

If to the Investment Manager or the Fund:	General Counsel
2005 Market Street
Philadelphia, PA 19103

16. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person,” and “assignment” shall have the meanings given them in the 1940 Act, subject, however to such exemptions as may be granted by the SEC and its staff under the 1940 Act.

17. If by reason of (a) market movements; (b) contributions to or withdrawals from the Portfolio; (c) a change in the nature of any investment (whether through change in business activity or credit rating); or (d) circumstances beyond the reasonable control of the Sub-Adviser, a Fund ceases to comply with any document or instruction referred to in clause 1(d), the Sub-Adviser must remedy the non-compliance as soon as practicable after the Sub-Adviser becomes aware of the non-compliance. If remedied in accordance with this clause, the non-compliance will not constitute a breach of the Agreement.

18. The Investment Manager and Trust acknowledge that the Sub-Adviser will manage each Fund on a pre-tax basis and is not required to take into account a Fund’s tax position in managing the Fund.

19. A party will not be liable to the other for any failure, interruption or delay in performance of their respective obligations to the extent such failure, interruption or delay is caused by (a) a breakdown, failure or malfunction of any telecommunications or computer service or system which has been set up and maintained by a party in accordance with the requirements of this Agreement; (b) the closure or suspension of any market relevant to a party’s obligations under this Agreement; or (c) any fire, explosion, flood, earthquake, peril of the sea, strike or lockout, embargo, civil commotions, riots, wars, weather, governmental laws, orders or restrictions, national or regional emergencies, strikes, labour stoppages or slowdowns or other industrial disturbances, shortage of adequate power, materials or transportation facilities or any similar cause beyond a party’s reasonable control.

20. The Investment Manager acknowledges that the Sub-Adviser is a member of the Macquarie Group Limited group of companies (“Macquarie Group”) and that such group is a diversified provider of financial and investment services, engaging in a broad range of activities including securities underwriting, sales and trading, investment banking, lending, financial advisory services, investment research, asset management and other activities. The Sub-Adviser generally has no control over these activities. As a result, the Investment Manager acknowledges that from time to time the Sub-Adviser’s investment activities may be restricted, for example due to regulatory constraints applicable to the Macquarie Group, and/or its internal policies designed to comply with such constraints. Without limitation, this includes circumstances where an acquisition of securities would cause the Macquarie Group’s aggregated holdings in a company to exceed applicable takeover thresholds. In addition, where, due to such restrictions, there is limited capacity to acquire particular securities, a Fund will not have priority over any member of, or any other fund or clients associated with, the Macquarie Group to acquire those securities, however the Sub-Adviser will allocate available securities amongst funds and clients (including the Funds) in a fair and equitable manner.

21. Subject to the Investment Company Act of 1940, as amended, and its rules and regulations and in accordance with the Fund’s compliance policies and procedures, the Sub-Adviser may ‘cross securities’ where one or more of the client accounts or pooled funds managed by the Sub-Adviser or a related body corporate of the Sub-Adviser (“Sub-Adviser Accounts”) either (a) have demand for assets contained in a Fund; or (b) have available for sale assets which the Sub-Adviser wishes to be contained in the Fund. A ‘crossing of securities’ may occur by the Sub-Adviser making an offer to purchase specific assets from a Fund or making an offer to sell to the Fund specific assets. Neither the Sub-Adviser nor its related body corporate may charge transaction fees with respect to the trade between the Fund and a Manager Account pursuant to this clause.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of ____ [___], 201_.

DELAWARE		Macquarie Investment
MANAGEMENT		Management Business Trust
COMPANY, a series of

By
Name:
Title:
EXECUTED by MACQUARIE	)
INVESTMENT MANAGEMENT	)
GLOBAL LIMITED	)
)
)
)
Date
Signature of attorney

Signature of attorney
Name of attorney

Name of attorney

Agreed to and accepted as of the day and year first above written:

[REGISTRANT]

By
Name:
Title:

EXHIBIT A
FEE SCHEDULE

FUND	INVESTMENT MANAGEMENT FEE
All Funds	0

EXHIBIT A
FUNDS

Delaware Group® Adviser Funds
Delaware Diversified Income Fund

Delaware Group Cash Reserve
Delaware Investments Ultrashort Fund

Delaware Group Equity Funds V
Delaware Wealth Builder Fund

Delaware Group Foundation Funds®
Delaware Foundation Conservative Allocation Fund
Delaware Foundation Growth Allocation Fund
Delaware Foundation Moderate Allocation Fund

Delaware Group Government Fund
Delaware Emerging Markets Debt Fund
Delaware Strategic Income Fund

Delaware Group Income Funds
Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund
Delaware Floating Rate Fund
Delaware High Yield Opportunities Fund

Delaware Group Limited Term Government Funds
Delaware Limited Term Diversified Income Fund

Delaware Pooled® Trust
Macquarie Core Plus Bond Portfolio
Macquarie High Yield Bond Portfolio

Delaware VIP Trust
Delaware VIP Diversified Income Series
Delaware VIP High Yield Series
Delaware VIP Limited Term Diversified Income Series

APPENDIX C – NUMBER OF SHARES OF EACH FUND OUTSTANDING

AS OF DEC. 31, 2017

Fund Name	Class	Shares Outstanding
Delaware Extended Duration Bond Fund	A	29210802.449
Delaware Extended Duration Bond Fund	C	3791666.342
Delaware Extended Duration Bond Fund	I	66161562.889
Delaware Extended Duration Bond Fund	R	2596892.174
Delaware Extended Duration Bond Fund	R6	3714256.841
Delaware Tax-Free New York Fund	A	3517372.042
Delaware Tax-Free New York Fund	C	1502691.334
Delaware Tax-Free New York Fund	I	2791043.014
Macquarie Large-Cap Value Portfolio		5554459.302

APPENDIX D — 5% SHARE OWNERSHIP

The following table shows, as of Dec. 31, 2017, the accounts of each class of each Fund that own of record 5% or more of such class.

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE EXTENDED	A	DCGT AS TTEE AND/OR CUST	3,843,492.070	13.14%
DURATION BOND FUND		FBO PLIC VARIOUS
CLASS A		RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES, IA 50392

DELAWARE EXTENDED	A	MASSACHUSETTS MUTUAL LIFE	9,505,860.456	32.49%
DURATION BOND FUND		INSURANCE COMPANY
CLASS A		1295 STATE STREET - MIP C105
SPRINGFIELD MA 01111-0001

DELAWARE EXTENDED	A	MLPF&S FOR THE SOLE	1,877,580.497	6.42%
DURATION BOND FUND		BENEFIT OF ITS CUSTOMERS
CLASS A		ATTENTION: FUND ADMIN
4800 DEER LAKE DR E FL2
JACKSONVILLE FL 32246-6484

DELAWARE EXTENDED	A	NATIONAL FINANCIAL	3,920,324.457	13.40%
DURATION BOND FUND		SERVICES LLC
CLASS A		FBO OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD FL4
JERSEY CITY NJ 07310

DELAWARE EXTENDED	A	PERSHING LLC	1,831,383.214	6.26%
DURATION BOND FUND		1 PERSHING PLAZA
CLASS A		JERSEY CITY NJ 07399-0002

DELAWARE EXTENDED	C	AMERICAN ENTERPRISE	310,245.775	8.17%
DURATION BOND FUND		INVESTMENT SERVICES
CLASS C		707 2ND AVE SOUTH
MINNEAPOLIS MN 55402-2405

DELAWARE EXTENDED	C	CHARLES SCHWAB & CO INC	319,065.538	8.41%
DURATION BOND FUND		SPEC CUSTODY ACCT FOR THE
CLASS C		EXCL BNFT OF CUSTS
ATTN MUT FDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE EXTENDED	C	LPL FINANCIAL	214,269.602	5.65%
DURATION BOND FUND		OMNIBUS CUSTOMER ACCOUNT
CLASS C		ATTN LINDSAY OTOOLE
4707 EXECUTIVE DRIVE
SAN DIEGO CA 92121

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE EXTENDED	C	MLPF&S FOR THE SOLE	389,514.413	10.26%
DURATION BOND FUND		BENEFIT OF ITS CUSTOMERS
CLASS C		ATTENTION: FUND ADMIN
4800 DEER LAKE DR E FL2
JACKSONVILLE FL 32246-6484

DELAWARE EXTENDED	C	MORGAN STANLEY	387,589.435	10.21%
DURATION BOND FUND		SMITH BARNEY
CLASS C		HARBORSIDE
FINANCIAL CENTER
PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE EXTENDED	C	NATIONAL FINANCIAL	599,977.158	15.81%
DURATION BOND FUND		SERVICES LLC
CLASS C		FBO OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD FL4
JERSEY CITY NJ 07310

DELAWARE EXTENDED	C	PERSHING LLC	395,794.657	10.43%
DURATION BOND FUND		1 PERSHING PLAZA
CLASS C		JERSEY CITY NJ 07399-0002

DELAWARE EXTENDED	C	RAYMOND JAMES	232,377.495	6.12%
DURATION BOND FUND		OMNIBUS FOR MUTUAL FUNDS
CLASS C		ATTN COURTNEY WALLER
880 CARILLON PARKWAY
ST PETERSBURG FL 33713

DELAWARE EXTENDED	C	WELLS FARGO CLEARING	525,264.208	13.84%
DURATION BOND FUND		SVCS LLC
CLASS C		SPECIAL CUSTODY
ACCT FOR THE
EXCLUSIVE BENEFIT
OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE EXTENDED	I	AMERICAN ENTERPRISE	4,457,209.085	6.74%
DURATION BOND FUND		INVESTMENT SVC
CLASS I		707 2ND AVE SOUTH
MINNEAPOLIS MN 55402-2405

DELAWARE EXTENDED	I	CHARLES SCHWAB & CO INC	11,502,335.603	17.38%
DURATION BOND FUND		SPEC CUSTODY ACCT FOR THE
CLASS I		EXCL BNFT OF CUSTS
ATTN MUT FDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE EXTENDED	I	DCGT AS TTEE	5,054,069.682	7.64%
DURATION BOND FUND		CUST FBO PLIC VARIOUS
CLASS I		RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES, IA 50392

DELAWARE EXTENDED	I	MAC & CO	4,265,721.624	6.45%
DURATION BOND FUND		ATTN MUTUAL FUND OPS
CLASS I		500 GRANT STREET
ROOM 151-1010
PITTSBURGH PA 15258

DELAWARE EXTENDED	I	NATIONAL FINANCIAL	10,864,598.207	16.42%
DURATION BOND FUND		SERVICES LLC
CLASS I		FBO OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD FL4
JERSEY CITY NJ 07310

DELAWARE EXTENDED	I	WELLS FARGO CLEARING	4,278,105.167	6.47%
DURATION BOND FUND		SVCS LLC
CLASS I		SPECIAL CUSTODY
ACCT FOR THE
EXCLUSIVE BENEFIT
OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE EXTENDED	R	DCGT AS TTEE	484,023.716	18.75%
DURATION BOND FUND		CUST FBO PLIC VARIOUS
CLASS R		RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES, IA 50392

DELAWARE EXTENDED	R	HARTFORD LIFE INSURANCE CO	449,424.781	17.41%
DURATION BOND FUND		SEPARATE ACCOUNT
CLASS R		ATTN UIT OPERATIONS
PO BOX 2999
HARTFORD CT 06104-2999

DELAWARE EXTENDED	R	MASSACHUSETTS MUTUAL LIFE	473,856.745	18.36%
DURATION BOND FUND		INSURANCE COMPANY
CLASS R		1295 STATE STREET MIP C105
SPRINGFIELD MA 01111-0001

DELAWARE EXTENDED	R	MASSACHUSETTS MUTUAL LIFE	197,891.623	7.67%
DURATION BOND FUND		INSURANCE COMPANY
CLASS R		1295 STATE STREET
MIP M200-INVST
SPRINGFIELD MA 01111

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE EXTENDED	R	VOYA RETIREMENT INSURANCE	428,576.988	16.60%
DURATION BOND FUND		AND ANNUITY COMPANY
CLASS R		1 ORANGE WAY
WINDSOR CT 06095-4773

DELAWARE EXTENDED	6	JOHN HANCOCK TRUST CO LLC	3,696,677.057	99.53%
DURATION BOND FUND		690 CANTON ST SUITE 100
CLASS R6		WESTWOOD, MA 02090

DELAWARE TAX-FREE	A	LPL FINANCIAL	487,245.531	13.89%
NEW YORK FUND		OMNIBUS CUSTOMER ACCOUNT
CLASS A		ATTN LINDSAY OTOOLE
4707 EXECUTIVE DRIVE
SAN DIEGO CA 92121

DELAWARE TAX-FREE	A	MLPF&S FOR THE SOLE	288,167.188	8.22%
NEW YORK FUND		BENEFIT OF ITS CUSTOMERS
CLASS A		ATTENTION: FUND ADMIN
4800 DEER LAKE DR E FL2
JACKSONVILLE FL 32246-6484

DELAWARE TAX-FREE	A	MORGAN STANLEY	335,663.997	9.57%
NEW YORK FUND		SMITH BARNEY
CLASS A		HARBORSIDE
FINANCIAL CENTER
PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE TAX-FREE	A	NATIONAL FINANCIAL	319,209.918	9.10%
NEW YORK FUND		SERVICES LLC
CLASS A		FBO OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD FL4
JERSEY CITY NJ 07310

DELAWARE TAX-FREE	A	PERSHING LLC	274,901.579	7.84%
NEW YORK FUND		1 PERSHING PLAZA
CLASS A		JERSEY CITY NJ 07399-0002

DELAWARE TAX-FREE	A	WELLS FARGO CLEARING	698,395.545	19.91%
NEW YORK FUND		SVCS LLC
CLASS A		SPECIAL CUSTODY
ACCT FOR THE
EXCLUSIVE BENEFIT
OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE TAX-FREE	C	MLPF&S FOR THE SOLE	728,035.459	48.68%
NEW YORK FUND		BENEFIT OF ITS CUSTOMERS
CLASS C		ATTENTION: FUND ADMIN
4800 DEER LAKE DR E FL2
JACKSONVILLE FL 32246-6484

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE TAX-FREE	C	MORGAN STANLEY	178,535.724	11.94%
NEW YORK FUND		SMITH BARNEY
CLASS C		HARBORSIDE
FINANCIAL CENTER
PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE TAX-FREE	C	PERSHING LLC	79,525.966	5.32%
NEW YORK FUND		1 PERSHING PLAZA
CLASS C		JERSEY CITY NJ 07399-0002

DELAWARE TAX-FREE	C	UBS WM USA	126,117.343	8.43%
NEW YORK FUND		SPEC CDY A/C EXL BEN
CLASS C		CUSTOMERS OF UBSFSI
1000 HARBOR BLVD
WEEHAWKEN, NJ 07086

DELAWARE TAX-FREE	C	WELLS FARGO CLEARING	122,328.363	8.18%
NEW YORK FUND		SVCS LLC
CLASS C		SPECIAL CUSTODY
ACCT FOR THE
EXCLUSIVE BENEFIT
OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE TAX-FREE	I	AMERICAN ENTERPRISE	357,668.764	12.77%
NEW YORK FUND		INVESTMENT SERVICES
CLASS I		707 2ND AVE SOUTH
MINNEAPOLIS MN 55402-2405

DELAWARE TAX-FREE	I	LPL FINANCIAL	482,074.519	17.21%
NEW YORK FUND		OMNIBUS CUSTOMER ACCOUNT
CLASS I		ATTN LINDSAY OTOOLE
4707 EXECUTIVE DRIVE
SAN DIEGO CA 92121

DELAWARE TAX-FREE	I	MLPF&S FOR THE SOLE	439,373.722	15.69%
NEW YORK FUND		BENEFIT OF ITS CUSTOMERS
CLASS I		ATTENTION: FUND ADMIN
4800 DEER LAKE DR E FL2
JACKSONVILLE FL 32246-6484

DELAWARE TAX-FREE	I	MORGAN STANLEY	352,251.879	12.58%
NEW YORK FUND		SMITH BARNEY
CLASS I		HARBORSIDE
FINANCIAL CENTER
PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE TAX-FREE	I	UBS WM USA	768,078.331	27.43%
NEW YORK FUND		SPEC CDY A/C EXL BEN
CLASS I		CUSTOMERS OF UBSFSI
1000 HARBOR BLVD
WEEHAWKEN, NJ 07086

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE TAX-FREE	I	WELLS FARGO CLEARING	229,735.907	8.20%
NEW YORK FUND		SVCS LLC
CLASS I		SPECIAL CUSTODY
		ACCT FOR THE
		EXCLUSIVE BENEFIT
		OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

MACQUARIE LARGE	P	BOND STREET CUSTODIANS LTD	549,794.624	9.90%
CAP VALUE PORTFOLIO		ACF MACQUARIE
		GROUP SERVICES
		AUSTRALIA PTY LTD -
		MANAGED FUNDS TEAM
		GPO BOX 4235
		SYDNEY NSW 2001 AUSTRALIA

MACQUARIE LARGE	P	NORTHERN TRUST CO	931,047.447	16.76%
CAP VALUE PORTFOLIO		CUST FBO MARTIN
		MEMORIAL CTR
		50 S LA SALLE ST
		CHICAGO IL 60603-1003

MACQUARIE LARGE	P	NORTHERN TRUST CO TRUSTEE	453,124.277	8.16%
CAP VALUE PORTFOLIO		FBO MARTIN MEMORIAL
		HEALTH SYSTEM PENSION
		50 S LA SALLE ST
		CHICAGO IL 60603-1003

MACQUARIE LARGE	P	US BANK NA	295,603.403	5.32%
CAP VALUE PORTFOLIO		FBO MINNESOTA
		HISTORICAL SOCIETY
		1555 N RIVERCENTER DR STE 302
		MILWAUKEE WI 53212-3958

MACQUARIE LARGE	P	WELLS FARGO BANK NA	300,689.662	5.41%
CAP VALUE PORTFOLIO		FBO EDUCATIONQUEST
		FOUNDATION
		PO BOX 1533
		MINNEAPOLIS MN 55480-1533

MACQUARIE LARGE	P	WELLS FARGO BANK NA	684,124.693	12.32%
CAP VALUE PORTFOLIO		FBO GHS PENSION-LOOMIS
		PO BOX 1533
		MINNEAPOLIS MN 55480-1533

MACQUARIE LARGE	P	WELLS FARGO BANK NA	1,352,004.009	24.34%
CAP VALUE PORTFOLIO		FBO GMC FUND DEP-LOOMIS
		PO BOX 1533
		MINNEAPOLIS MN 55480-1533

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

DELAWARE FUNDSSM BY MACQUARIE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 7, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
The undersigned hereby revokes all previous proxies for his/her shares and appoints A.G. Ciavarelli, Michael E. Dresnin, Earthen E. Johnson, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint special meeting of shareholders of the Funds to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, March 7, 2018 at 3:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint special meeting of shareholders and specifically as indicated on the reverse side of this proxy card. Please refer to the Proxy Statement for a discussion of these matters.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
DEL_29476_013018

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Joint Special Shareholders Meeting to Be Held on March 7, 2018.
The Proxy Statement for this meeting is available at the following websites:
Delaware Extended Duration Bond Fund and Delaware Tax-Free New York Fund
www.delawarefunds.com/proxy
Macquarie Large Cap Value Portfolio
www.macquarieim.com/proxy

FUNDS	FUNDS	FUNDS
Delaware Extended Duration Bond Fund	Delaware Tax-Free New York Fund	Macquarie Large Cap Value Portfolio

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

Proposals
1.	To approve the implementation of a new “manager of managers” order.
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	01 Delaware Extended Duration Bond Fund	☐	☐	☐	02 Delaware Tax-Free New York Fund	☐	☐	☐
	03 Macquarie Large Cap Value Portfolio	☐	☐	☐

2.	To approve sub-advisory agreements between the Delaware Management Company and each of Macquarie Investment Management Europe Limited and Macquarie Investment Management Global Limited.
		FOR	AGAINST	ABSTAIN
	Delaware Extended Duration Bond Fund	☐	☐	☐

3.	To revise the fundamental investment restriction relating to lending.
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	01. Delaware Tax-Free New York Fund	☐	☐	☐	02. Macquarie Large Cap Value Portfolio	☐	☐	☐

Authorized Signatures – This section must be completed for your vote to be counted. – Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box
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